File Nos. 33-44186
                                                                        811-6485


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                  Pre-Effective Amendment No. _______                        |_|


                  Post-Effective Amendment No. 33                            |X|


            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


                  Amendment No. 35                                           |X|


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                        SELIGMAN GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                     (Address of principal executive office)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

--------------------------------------------------------------------------------

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)


|X|   on February 28, 2003 pursuant to paragraph (b)


|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus
                                                                   March 1, 2003

Seligman
Global Fund Series, Inc.

--------------------------------------------------------------------------------
Investing Around the World for Capital Appreciation
--------------------------------------------------------------------------------

o     Emerging Markets Fund

o     Global Growth Fund

o     Global Smaller Companies Fund

o     Global Technology Fund

o     International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

EQSGFS1 3/2003

Table of Contents

This prospectus contains information about Seligman Global Fund Series, Inc., which consists of five separate funds

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds

     Seligman Emerging Markets Fund                                    2
     Seligman Global Growth Fund                                       7
     Seligman Global Smaller Companies Fund                           12
     Seligman Global Technology Fund                                  17
     Seligman International Growth Fund                               22
     Management of the Funds                                          27

Shareholder Information

     Deciding Which Class of Shares to Buy                            29
     Pricing of Fund Shares                                           31
     Opening Your Account                                             31
     How to Buy Additional Shares                                     32
     How to Exchange Shares Among the Seligman Mutual Funds           33
     How to Sell Shares                                               33
     Important Policies That May Affect Your Account                  34
     Dividends and Capital Gain Distributions                         35
     Taxes                                                            35
     The Seligman Mutual Funds                                        36

Financial Highlights                                                  38

How to Contact Us                                                     44

For More Information                                                  back cover

TIMES CHANGE ... VALUES ENDURE

The Funds

SELIGMAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The Emerging Markets Fund's investment objective is long-term capital appreciation.

--------------------------------------------------------------------------------


Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development. Low-income and middle-income economies are currently defined as those with 2001 per capita Gross National Income (GNI) of US $9,205 or less.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.


The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the investment manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o     Operate in growing markets

      o Attractive valuations relative to cash earnings forecasts or other valuation criteria

      o Unique sustainable competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Catalysts which, when recognized, may increase company valuation

Following stock selection, the manager then focuses on portfolio construction which considers top-down risk control based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell or trim a stock if the investment manager believes, from a risk control prospective, the stock's position size is inappropriate for the portfolio. Also stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


SELIGMAN EMERGING MARKETS FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to two widely-used measures of performance. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.


                  Class A Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

        6.35%      -27.45%     60.69%     -44.60%     -1.44%       -6.46%
--------------------------------------------------------------------------------
        1997        1998        1999        2000        2001        2002


         Best calendar quarter return: 33.99% - quarter ended 12/31/99. Worst calendar quarter return: -25.67% - quarter ended 9/30/98.

              Average Annual Total Returns - Periods Ended 12/31/02

                                                                                CLASS A, B, D         CLASS C
                                                        ONE         FIVE       SINCE INCEPTION    SINCE INCEPTION
                                                        YEAR        YEARS           5/28/96           5/27/99
                                                       -------      ------     ---------------    ---------------
Class A
  Return before taxes                                  (10.91)%     (10.73)%         (7.48)%            n/a
  Return after taxes on distributions                  (10.91)      (10.73)          (7.48)             n/a
  Return after taxes on distributions
    and sale of Fund shares                             (6.70)       (8.16)          (5.70)             n/a
Class B                                                (12.01)      (10.90)          (7.50)             n/a
Class C                                                 (9.29)         n/a             n/a            (9.84)%
Class D                                                 (8.30)      (10.71)          (7.64)             n/a
MSCI EMF Index                                          (6.00)       (4.58)          (5.81)           (4.64)
Lipper Emerging Markets Funds Average                   (4.98)       (4.47)          (4.87)(1)        (2.33)

The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EMF Index excludes the effect of fees, sales charges and taxes. The MSCI EMF Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.

(1)   From 5/30/96

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                          Class A     Class B   Class C   Class D
----------------                                                          -------     -------   -------   -------
Maximum Sales Charge (Load) .......................................        4.75%           5%        2%        1%
   Maximum Sales Charge (Load) on Purchases
     (as a % of offering price) ...................................        4.75%(1)     none         1%     none
   Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
     (as a % of original purchase price or current net asset value,
     whichever is less) ...........................................        none(1)         5%        1%        1%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees ...................................................        1.25%        1.25%     1.25%     1.25%
Distribution and/or Service (12b-1) Fees ..........................        0.25%        1.00%     1.00%     1.00%
Other Expenses ....................................................        1.62%        1.62%     1.62%     1.62%
                                                                           ----         ----      ----      ----
Total Annual Fund Operating Expenses ..............................        3.12%        3.87%     3.87%     3.87%
                                                                           ====         ====      ====      ====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year     3 Years    5 Years    10 Years
               ------     -------    -------    --------
Class A         $775      $1,392      $2,032     $3,742
Class B          889       1,481       2,190      3,935+
Class C          584       1,269       2,071      4,155
Class D          489       1,181       1,990      4,096


If you did not sell your shares at the end of each period, your costs would be:


               1 Year     3 Years    5 Years    10 Years
               ------     -------    -------    --------
Class A         $775      $1,392      $2,032     $3,742
Class B          389       1,181       1,990      3,935+
Class C          485       1,269       2,071      4,155
Class D          389       1,181       1,990      4,096


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

SELIGMAN GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE

The Global Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in companies of any size, domiciled in any country. Typically, the Fund will invest in several countries in different geographic regions.

The Fund uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment manager analyzes the rapidly changing world to identify investment themes that it believes will have the greatest impact on global markets, and use in-depth research to identify attractive companies around the world. The Fund focuses on the following macro trends:

      o Economic liberalization and the flow of capital through global trade and investment

      o     Globalization of the world's economy

      o The expansion of technology as an increasingly important influence on society

      o     Increased awareness of the importance of protecting the environment

      o An increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors or a shifting in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN GLOBAL GROWTH FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to three widely-used measures of performance. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.


                  Class A Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  13.01%     11.52%       22.75%     42.80%     -17.17%     -21.53%     -31.10%
--------------------------------------------------------------------------------
   1996       1997        1998        1999        2000        2001        2002


         Best calendar quarter return: 24.43% - quarter ended 12/31/99. Worst calendar quarter return: -20.56% - quarter ended 12/31/00.

              Average Annual Total Returns - Periods Ended 12/31/02

                                                                   CLASS A AND D           CLASS B          CLASS C
                                            ONE         FIVE      SINCE INCEPTION      SINCE INCEPTION   SINCE INCEPTION
                                            YEAR       YEARS           11/1/95              4/22/96          5/27/99
                                           -------     ------     ---------------      ---------------   ---------------
Class A
  Return before taxes                      (34.36)%    (5.64)%          (0.37)%               n/a               n/a
  Return after taxes on distributions      (34.36)     (6.72)           (1.36)                n/a               n/a
  Return after taxes on distributions
    and sale of Fund shares                (21.09)     (3.61)            0.25                 n/a               n/a
Class B                                    (34.96)     (5.64)             n/a               (2.18)%             n/a
Class C                                    (32.89)       n/a              n/a                 n/a            (13.38)%
Class D                                    (32.22)     (5.36)           (0.40)                n/a               n/a
MSCI World Index                           (19.54)     (1.76)            3.63                1.94             (9.26)
MSCI World Growth Index                    (40.69)     (3.39)            2.57                0.78            (12.17)
Lipper Global Funds Average                (19.71)     (0.65)           (3.95)(1)            2.27(2)          (6.07)

The Morgan Stanley Capital International World Index (MSCI World Index), the Morgan Stanley Capital International World Growth Index (MSCI World Growth Index) and the Lipper Global Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.

(1)   From 10/31/95.

(2)   From 4/25/96.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                               Class A      Class B      Class C      Class D
----------------                                                               -------      -------      -------      -------
Maximum Sales Charge (Load) .............................................        4.75%           5%           2%           1%
   Maximum Sales Charge (Load) on Purchases
     (as a % of offering price) .........................................        4.75%(1)     none            1%        none
   Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
     (as a % of original purchase price or current net asset value,
     whichever is less) .................................................        none(1)         5%           1%           1%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees .........................................................        1.00%        1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees ................................        0.25%        1.00%        1.00%        1.00%
Other Expenses ..........................................................        0.73%        0.73%        0.73%        0.73%
                                                                                 ----         ----         ----         ----
Total Annual Fund Operating Expenses ....................................        1.98%        2.73%        2.73%        2.73%
                                                                                 ====         ====         ====         ====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $666      $1,067      $1,492     $2,672
Class B          776       1,147       1,645      2,881+
Class C          472         939       1,530      3,130
Class D          376         847       1,445      3,061


If you did not sell your shares at the end of each period, your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $666      $1,067      $1,492     $2,672
Class B          276         847       1,445      2,881+
Class C          373         939       1,530      3,130
Class D          276         847       1,445      3,061


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

SELIGMAN GLOBAL SMALLER COMPANIES FUND

INVESTMENT OBJECTIVE

The Global Smaller Companies Fund's investment objective is long-term capital appreciation.

--------------------------------------------------------------------------------


Smaller companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $2 billion or less.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. The Fund will generally invest in several countries in different geographic regions.


The Fund uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research into individual company attractiveness. This means that the investment managers look to identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at one or more of the following factors when making country allocation decisions:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment managers believe its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth.


The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN GLOBAL SMALLER COMPANIES FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to two widely-used measures of performance. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.


                  Class A Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

40.06%  10.14%  25.83%  16.84%  3.55%   5.71%  24.12%  -16.29%  -17.63%  -25.23%
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997   1998    1999     2000     2001    2002


         Best calendar quarter return: 18.72% - quarter ended 12/31/99. Worst calendar quarter return: -19.97% - quarter ended 9/30/01.

              Average Annual Total Returns - Periods Ended 12/31/02

                                                                      CLASS B            CLASS C            CLASS D
                                 ONE         FIVE        TEN      SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                 YEAR       YEARS       YEARS          4/22/96            5/27/99            5/3/93
                                -------     ------      -----     ---------------    ---------------    ---------------
Class A
  Return before taxes           (28.79)%    (8.42)%      4.22%           n/a                n/a                n/a
  Return after taxes
    on distributions            (28.79)     (8.74)       3.35            n/a                n/a                n/a
  Return after taxes
    on distributions and
    sale of Fund shares         (17.68)     (6.32)       3.37            n/a                n/a                n/a
Class B                         (29.46)     (8.56)        n/a          (5.36)%              n/a                n/a
Class C                         (27.27)       n/a         n/a            n/a             (11.29)%              n/a
Class D                         (26.55)     (8.22)        n/a            n/a                n/a               2.81%
Salomon Smith
  Barney EM Index
   World                        (12.50)     0.65         6.42           2.01              (1.71)              5.34
Lipper Global Small Cap
  Funds Average                 (18.96)     (0.13)       6.07           0.56(1)           (2.45)              4.69(2)

The Salomon Smith Barney Extended Market Index World (Salomon Smith Barney
EM Index World) and the Lipper Global Small Cap Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and taxes and the Salomon Smith Barney EM Index World excludes the effect of fees, sales charges and taxes. The Salomon Smith Barney EM Index World measures the performance of small-cap stocks around the world. The Lipper Global Small Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or Index.

Prior to December 31, 2002, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.

(1)   From 4/25/96.

(2)   From 5/6/93.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                              Class A          Class B      Class C     Class D
----------------                                                              -------          -------      -------     -------
Maximum Sales Charge (Load) .............................................       4.75%              5%           2%           1%
   Maximum Sales Charge (Load) on Purchases
     (as a % of offering price) .........................................       4.75%(1)        none            1%        none
   Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
     (as a % of original purchase price or current net asset value,
     whichever is less) .................................................       none(1)            5%           1%           1%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees .........................................................       1.00%           1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees ................................       0.25%           1.00%        1.00%        1.00%
Other Expenses ..........................................................       0.62%           0.62%        0.62%        0.62%
                                                                                ----            ----         ----         ----
Total Annual Fund Operating Expenses ....................................       1.87%           2.62%        2.62%        2.62%
                                                                                ====            ====         ====         ====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $656      $1,035      $1,438     $2,561
Class B          765       1,114       1,590      2,772+
Class C          461         906       1,476      3,024
Class D          365         814       1,390      2,954


If you did not sell your shares at the end of each period, your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $656      $1,035      $1,438     $2,561
Class B          265         814       1,390      2,772+
Class C          362         906       1,476      3,024
Class D          265         814       1,390      2,954


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

SELIGMAN GLOBAL TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Global Technology Fund's investment objective is long-term capital appreciation.

--------------------------------------------------------------------------------


Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical-, environmental- and bio-technology.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund generally invests at least 80% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.


The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

      o     Above-average growth prospects

      o     High profit margins

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.


The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund may be susceptible to factors affecting technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. In addition, stocks of companies in the technology sector, like those in which the Fund may invest, are experiencing a period of strong performance. However, if investor sentiment changes, the value of technology stocks may decline. There can be no assurances that the Fund will continue consistently to achieve, by investing in initial public offerings or otherwise, substantially similar performance that the Fund had previously experienced.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN GLOBAL TECHNOLOGY FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to three widely-used measures of performance. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.


                  Class A Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  45.06%     14.30%    11.75%    30.73%    116.23%   -30.11%   -21.78%   -32.98%
--------------------------------------------------------------------------------
   1995       1996      1997      1998      1999      2000      2001      2002


         Best calendar quarter return: 55.72% - quarter ended 12/31/99. Worst calendar quarter return: -32.60% - quarter ended 9/30/01.

              Average Annual Total Returns - Periods Ended 12/31/02

                                                               CLASS A AND D          CLASS B            CLASS C
                                        ONE       FIVE        SINCE INCEPTION     SINCE INCEPTION    SINCE INCEPTION
                                       YEAR       YEARS           5/23/94             4/22/96            5/27/99
                                      -------    -------      ---------------     ---------------    ---------------
Class A
  Return before taxes                 (36.16)%    (0.28)%           9.25%               n/a                 n/a
  Return after taxes on
    distributions                     (36.16)     (1.62)            7.45                n/a                 n/a
  Return after taxes on
    distributions and sale
    of Fund shares                    (22.20)      0.77             8.07                n/a                 n/a
Class B                               (36.87)     (0.33)             n/a               2.94%                n/a
Class C                               (34.86)       n/a              n/a                n/a               (9.64)%
Class D                               (34.19)     (0.04)            9.01                n/a                 n/a
MSCIWorldIndex                        (19.54)     (1.76)            4.76               1.94               (9.26)
Lipper Global Funds Average           (19.71)     (0.65)            4.57(1)            2.27(2)            (6.07)
Lipper Science & Technology
  Funds Average                       (42.94)     (1.96)            7.17(1)            0.14(2)           (18.51)

The Morgan Stanley Capital International World Index (MSCI World Index) and the Lipper Funds Averages are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Funds Averages exclude the effect of sales charges and taxes and the MSCI World Index excludes the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The Lipper Global Funds average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science and Technology Funds Average measures the performance of mutual funds which invest at least 65% of total assets in science and technology stocks. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.

(1)   From 5/26/94.

(2)   From 4/25/96.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                               Class A        Class B      Class C      Class D
----------------                                                               -------        -------      -------      -------
Maximum Sales Charge (Load) ..............................................      4.75%              5%           2%           1%
   Maximum Sales Charge (Load) on Purchases
     (as a % of offering price) ..........................................      4.75%(1)        none            1%        none
   Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
     (as a % of original purchase price or current net asset value,
     whichever is less) ..................................................      none(1)            5%           1%           1%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees ..........................................................      1.00%           1.00%        1.00%        1.00%
Distribution and/or Service (12b-1) Fees .................................      0.25%           1.00%        1.00%        1.00%
Other Expenses ...........................................................      0.56%           0.56%        0.56%        0.56%
                                                                                ----            ----         ----         ----
Total Annual Fund Operating Expenses .....................................      1.81%           2.56%        2.56%        2.56%
                                                                                ====            ====         ====         ====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $650      $1,017      $1,408     $2,501
Class B          759       1,096       1,560      2,712+
Class C          456         889       1,447      2,966
Class D          359         796       1,360      2,895


If you did not sell your shares at the end of each period, your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $650      $1,017      $1,408     $2,501
Class B          259         796       1,360      2,712+
Class C          357         889       1,447      2,966
Class D          259         796       1,360      2,895


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

SELIGMAN INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE

The International Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US issuers. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets.

The Fund uses a top-down investment style. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analyses of individual companies. The Fund's investments are allocated among geographic regions or countries based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN INTERNATIONAL GROWTH FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to two widely-used measures of performance. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.


                  Class A Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

37.35%   2.63%   9.96%   7.77%  7.65%  13.73%  25.29%  -36.49%  -28.09%  -20.41%
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997   1998    1999     2000     2001    2002


         Best calendar quarter return: 17.38% - quarter ended 12/31/98. Worst calendar quarter return: -19.86% - quarter ended 9/30/02.

              Average Annual Total Returns - Periods Ended 12/31/02


                                                                                 CLASS B           CLASS C             CLASS D
                                   ONE             FIVE             TEN      SINCE INCEPTION   SINCE INCEPTION    SINCE INCEPTION
                                   YEAR            YEARS           YEARS         4/22/96           5/27/99             9/21/93
                                  -------         -------         -------    ---------------   ---------------    ---------------
Class A
  Return before taxes             (24.19)%        (13.18)%         (1.19)%          n/a               n/a               n/a
  Return after taxes
    on distributions              (24.19)         (13.44)          (2.01)           n/a               n/a               n/a
  Return after taxes
    on distributions
    and sale of
    Fund shares                   (14.85)          (9.59)          (0.74)           n/a               n/a               n/a
Class B                           (25.02)         (13.26)            n/a          (8.90)%             n/a               n/a
Class C                           (22.57)            n/a             n/a            n/a            (20.31)%             n/a
Class D                           (21.75)         (12.91)            n/a            n/a               n/a             (3.93)%
MSCI EAFE Index                   (15.66)          (2.61)           4.30          (1.62)            (8.53)             1.59
Lipper International
    Funds Average                 (16.69)          (2.36)           4.76          (0.51)(1)         (7.43)             2.65(2)

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Investors cannot invest directly in an average or Index.

Prior to March 31, 2000, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.

(1)   From 4/25/96.

(2)   From 9/23/93.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                             Class A     Class B    Class C    Class D
----------------                                                             -------     -------    -------    -------
Maximum Sales Charge (Load) ............................................     4.75%            5%         2%         1%
   Maximum Sales Charge (Load) on Purchases
     (as a % of offering price) ........................................     4.75%(1)      none          1%      none
   Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
     (as a % of original purchase price or current net asset value,
     whichever is less) ................................................     none(1)          5%         1%         1%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................     1.00%         1.00%      1.00%      1.00%
Distribution and/or Service (12b-1) Fees ...............................     0.24%         1.00%      1.00%      1.00%
Other Expenses .........................................................     1.40%         1.40%      1.40%      1.40%
                                                                             ----          ----       ----       ----
Total Annual Fund Operating Expenses ...................................     2.64%         3.40%      3.40%      3.40%
                                                                             ====          ====       ====       ====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $729      $1,256      $1,809     $3,307
Class B          843       1,345       1,969      3,514+
Class C          538       1,134       1,852      3,748
Class D          443       1,045       1,769      3,685


If you did not sell your shares at the end of each period, your costs would be:


               1 Year      3 Years    5 Years    10 Years
               ------      -------    -------    --------
Class A         $729      $1,256      $1,809     $3,307
Class B          343       1,045       1,769      3,514+
Class C          439       1,134       1,852      3,748
Class D          343       1,045       1,769      3,685


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT OF THE FUNDS

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund's investments and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.1 billion in assets as of January 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2003, of approximately $7.2 billion.


--------------------------------------------------------------------------------

            Affiliates of Seligman:

            Seligman Advisors, Inc.:

            Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

            Seligman Services, Inc.:

            A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

            Seligman Data Corp. (SDC):

            Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

--------------------------------------------------------------------------------

Each Fund pays Seligman a fee for its management services equal to a percentage of the Fund's average daily net assets. The fee rate declines as each Fund's net assets increase. The management fee rates are:

o     Emerging Markets Fund

      1.25% on first $1 billion of net assets
      1.15% on next $1 billion of net assets
      1.05% on net assets in excess of $2 billion

o     Global Technology Fund

      1.00% on first $2 billion of net assets
      0.95% on next $2 billion of net assets
      0.90% on net assets in excess of $4 billion

o Other Funds (Global Growth Fund, Global Smaller Companies Fund, International Growth Fund)

      1.00% on first $1 billion of net assets
      0.95% on next $1 billion of net assets
      0.90% on net assets in excess of $2 billion


Portfolio Management


Global Growth Fund and International Growth Fund

The Global Growth Fund is co-managed by Seligman's Growth Team, which is headed by Ms. Marion S. Schultheis, and Seligman's Global Investment Group, which is co-headed by Mr. David F. Cooley. The International Growth Fund is managed by the Global Investment Group, co-headed by Mr. Cooley.


Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of the Global Growth Fund. Ms. Schultheis is also a Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio and Large-Cap Growth Portfolio and Co-Portfolio Manager of its Global Growth Portfolio. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

David F. Cooley, a Managing Director of Seligman, is a Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of the International Growth Fund and Co-Portfolio Manager of the Global Growth Fund. He is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its International Growth Portfolio and Co-Portfolio Manager of its Global Growth Portfolio. Mr. Cooley joined Seligman in October 2000 from Gratry and Company, where he was Managing Director, Investments, responsible for the formation of investment policy and the management of global and international portfolios. Prior to that, he was Director of Global Growth Equity for National City Investment Management Company. Prior to that, Mr. Cooley was International Equity Portfolio Manager for Society Asset Management.

Emerging Markets Fund and Global Smaller Companies Fund

The Emerging Markets Fund and Global Smaller Companies Fund are managed by Seligman's Global Investment Group, which is co-headed by Mr. Daniel J. Barker. Mr. Barker joined Seligman in October 1999 and is a Managing Director. He is a Vice President of Seligman Global Fund Series Inc. and Portfolio Manager of the Emerging Markets Fund and Global Smaller Companies Fund. Prior to joining Seligman, Mr. Barker was a Portfolio Manager at GE Investments since 1994.

Global Technology Fund

The Global Technology Fund is managed by Seligman's Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Senior Vice President and Investment Officer of Seligman and is a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund, responsible for the Fund's US investments. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management cover Global IT Services. From September 1995 to June 1998, Mr. Parower was a Senior Analyst with Montgomery Asset Management and from June 1993 to September 1995, he was a securities analyst for G.T. Capital Management.

Mr. Steven A. Werber, a Managing Director of Seligman, joined Seligman in January 2000 and is a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund, responsible for the Fund's non-US investments. Mr. Werber is also a Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Global Technology Portfolio. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

      o     The amount you plan to invest.

      o How long you intend to remain invested in that Fund, or another Seligman mutual fund.

      o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

      o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A

      o     Initial sales charge on Fund purchases, as set forth below:

                                                                           Sales Charge             Regular Dealer
                                                  Sales Charge                as a %                  Discount
                                                     as a %                   of Net                  as a % of
            Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
            -------------------------         --------------------        ---------------          --------------
            Less than $ 50,000                        4.75%                    4.99%                    4.25%
            $50,000 - $ 99,999                        4.00                     4.17                     3.50
            $100,000 - $249,999                       3.50                     3.63                     3.00
            $250,000 - $499,999                       2.50                     2.56                     2.25
            $500,000 - $999,999                       2.00                     2.04                     1.75
            $1,000,000 and over(2)                    0.00                     0.00                     0.00

            (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

            (2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

      o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

      o No initial sales charge on reinvested dividends or capital gain distributions.

      o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B

      o     No initial sales charge on purchases.

      o     A declining CDSC on shares sold within 6 years of purchase:

       Years Since Purchase                            CDSC
       ----------------                               ------
       Less than 1 year                                  5%
      1 year or more but less than 2 years               4
      2 years or more but less than 3 years              3
      3 years or more but less than 4 years              3
      4 years or more but less than 5 years              2
      5 years or more but less than 6 years              1
      6 years or more                                    0

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
      Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more, you will pay less in fees and charges if you buy another Class of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C

      o     Initial sales charge on Fund purchases, as set forth below:

                                                                                          Regular Dealer
                                              Sales Charge           Sales Charge            Discount
                                                 as a %              as a % of Net           as a % of
            Amount of your Investment     of Offering Price(1)      Amount Invested       Offering Price
            -------------------------     --------------------      ---------------       --------------
            Less than $100,000                    1.00%                 1.01%                 1.00%
            $100,000 - $249,999                   0.50                  0.50                  0.50
            $250,000 - $1,000,000                 0.00                  0.00                  0.00

      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      o     A 1% CDSC on shares sold within eighteen months of purchase.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No initial sales charge on reinvested dividends or capital gain distributions.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
      Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D*

      o     No initial sales charge on purchases.

      o     A 1% CDSC on shares sold within one year of purchase.

      o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

      o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

      o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

            * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Funds' Board of Directors believes that no conflict of interest currently exists between each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of the fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------

NAV:

Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the same Fund.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors.

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Share to Buy - Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

      o     Regular (non-retirement) accounts: $1,000

      o     For accounts opened concurrently with Invest-A-Check(R):

            $100 to open if you will be making monthly investments

            $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

--------------------------------------------------------------------------------

            You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

    If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more. Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in a Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100 or more.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SM) PATENT PENDING. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record;
(4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


      o     A signed, written redemption request;

      o     Telephone confirmation; and

      o     A signature guarantee.


Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.


--------------------------------------------------------------------------------
Signature Guarantee:

Protects you and the Funds from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.
--------------------------------------------------------------------------------


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.


You may need to provide additional documents to sell Fund shares if you are:

      o     a corporation;

      o     an executor or administrator;

      o     a trustee or custodian; or

      o     in a retirement plan.


Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.


You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, each Fund reserves the right to:

      o     Refuse an exchange request if:

            1. you have exchanged twice from the same fund in any three-month period;

            2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

            3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

      o     Refuse any request to buy Fund shares.

      o     Reject any request received by telephone.

      o     Suspend or terminate telephone services.

      o     Reject a signature guarantee that SDC believes may be fraudulent.


      o Close your fund account if its value falls below $500, although a Fund generally will not close an account that falls below $500 as a result of a market decline. A Fund will notify you in writing at least 30 days before closing the account;.


      o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

      o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

      o     Exchange shares between funds.;

      o     Change dividend and/or capital gain distribution options;

      o     Change your address;

      o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

      o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

      o     Corporations may not sell Fund shares by phone.

      o IRAs may only exchange Fund shares or request address changes by phone;

      o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone.

An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.


During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.


The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of that Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. The Funds had substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.


--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested, will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by a Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund


Seeks total return through a combination of capital appreciation and current income.


Seligman Growth Fund


Seeks long-term capital appreciation.


Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.


FIXED-INCOME

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                Louisiana                  New Jersey
 o High-Yield             Maryland                   New York
 o Quality                Massachusetts              North Carolina
Colorado                  Michigan                   Ohio
Florida                   Minnesota                  Oregon
Georgia                   Missouri                   Pennsylvania
                                                     South Carolina

*     A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with each Fund's financial statements, is included in the Funds' Annual Report, which is available upon request.

EMERGING MARKETS FUND


                                                                   CLASS A
                                           ------------------------------------------------------
                                                            Year ended October 31,
                                           ------------------------------------------------------
                                             2002        2001        2000        1999       1998
                                           -------     -------     -------     -------    -------
Per Share Data:*
Net asset value,
  beginning of period ...............      $  4.11     $  5.57     $  6.69     $  5.18    $  7.34
                                           -------     -------     -------     -------    -------
Income from investment operations:
  Net investment income (loss) ......        (0.06)      (0.06)      (0.09)      (0.07)     (0.01)
  Net gain (loss) on securities
    (both realized and unrealized) ..         0.26       (1.17)      (0.77)       1.87      (2.00)
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ...............         0.03       (0.23)      (0.26)      (0.29)     (0.15)
                                           -------     -------     -------     -------    -------
Total from investment
  operations ........................         0.23       (1.46)      (1.12)       1.51      (2.16)
                                           -------     -------     -------     -------    -------
Less distributions:
  Dividends from net investment
    income ..........................           --          --          --          --         --
  Distributions from capital gains              --          --          --          --         --
                                           -------     -------     -------     -------    -------
Total distributions .................           --          --          --          --         --
                                           -------     -------     -------     -------    -------
Net asset value, end of period ......      $  4.34     $  4.11     $  5.57     $  6.69    $  5.18
                                           =======     =======     =======     =======    =======

Total Return: .......................         5.60%     (26.21)%    (16.74)%     29.15%    (29.43)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................      $24,173     $21,014     $27,273     $30,822    $24,294
Ratio of expenses to
  average net assets ................         3.12%       3.14%       2.48%       2.58%      2.22%
Ratio of net income (loss) to
  average net assets ................        (1.23)%     (1.37)%     (1.15)%     (1.11)%    (0.12)%
Portfolio turnover rate .............       149.82%     133.56%     188.19%     136.94%     94.09%

                                                                      CLASS B
                                             ------------------------------------------------------------
                                                               Year ended October 31,
                                             ------------------------------------------------------------
                                               2002        2001      2000            1999          1998
                                             -------     -------    -------        -------        -------
Per Share Data:*
Net asset value,
  beginning of period ...............        $  3.95     $  5.40    $  6.52        $  5.09        $  7.27
                                             -------     -------    -------        -------        -------
Income from investment operations:
  Net investment income (loss) ......          (0.09       (0.10)     (0.14)         (0.11)         (0.06)
  Net gain (loss) on securities
    (both realized and unrealized) ..           0.24       (1.12)     (0.72)          1.83          (1.97)
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ...............           0.03       (0.23)     (0.26)         (0.29)         (0.15)
                                             -------     -------    -------        -------        -------
Total from investment
  operations ........................           0.18       (1.45)     (1.12)          1.43          (2.18)
                                             -------     -------    -------        -------        -------
Less distributions:
  Dividends from net investment
    income ..........................             --          --         --             --             --
  Distributions from capital gains                --          --         --             --             --
                                             -------     -------    -------        -------        -------
Total distributions .................             --          --         --             --             --
                                             -------     -------    -------        -------        -------
Net asset value, end of period ......        $  4.13     $  3.95    $  5.40        $  6.52        $  5.09
                                             =======     =======    =======        =======        =======

Total Return: .......................           4.56%     (26.85)%   (17.18)%        28.10%        (29.99)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................        $ 6,776     $ 6,938    $11,156        $16,129        $16,031
Ratio of expenses to
  average net assets ................           3.87%       3.89%      3.23%          3.33%          2.99%
Ratio of net income (loss) to
  average net assets ................          (1.98)%     (2.12)%    (1.90)%        (1.86)%        (0.89)%
Portfolio turnover rate .............         149.82%     133.56%    188.19%        136.94%         94.09%


----------
See footnotes on page 43.

EMERGING MARKETS FUND


                                                           CLASS C
                                          ----------------------------------------
                                              Year ended October 31,      5/27/99@
                                          -----------------------------      to
                                            2002       2001      2000     10/31/99
                                          -------    -------    -------   --------
Per Share Data:*
Net asset value, beginning of period      $  3.95    $  5.40    $  6.52    $  6.14
                                          -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss) ......       (0.09)     (0.10)     (0.14)     (0.07)
  Net gain (loss) on securities
    (both realized and unrealized) ..        0.24      (1.12)     (0.72)      0.48
  Net gain (loss) on foreign currency
    transactions (both realized and
    unrealized)** ...................        0.03      (0.23)     (0.26)     (0.03)
                                          -------    -------    -------    -------
Total from investment operations ....        0.18      (1.45)     (1.12)      0.38
                                          -------    -------    -------    -------
  Dividends from net investment
    income ..........................          --         --         --         --
  Distributions from capital gains ..          --         --         --         --
                                          -------    -------    -------    -------
Total distributions .................          --         --         --         --
                                          -------    -------    -------    -------
Net asset value, end of period ......     $  4.13    $  3.95    $  5.40    $  6.52
                                          =======    =======    =======    =======
Total Return: .......................        4.56%    (26.85)%   (17.18)%     6.19%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................     $ 1,021    $   889    $   898    $   307
Ratio of expenses to
  average net assets ................        3.87%      3.89%      3.23%      3.37%+
Ratio of net income (loss) to
  average net assets ................       (1.98)%    (2.12)%    (1.90)%    (2.05)%+
Portfolio turnover rate .............      149.82%    133.56%    188.19%    136.94%++

                                                              CLASS D
                                         ---------------------------------------------------

                                                      Year ended October 31,
                                         ---------------------------------------------------
                                          2002        2001       2000      1999       1998
                                         -------    -------    -------    -------    -------
Per Share Data:*
Net asset value, beginning of period     $  3.95    $  5.40    $  6.52    $  5.09    $  7.27
                                         -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss) ......      (0.09)     (0.10)     (0.14)     (0.11)     (0.06)
  Net gain (loss) on securities
    (both realized and unrealized) ..       0.24      (1.12)     (0.72)      1.83      (1.97)
  Net gain (loss) on foreign currency
    transactions (both realized and
    unrealized)** ...................       0.03      (0.23)     (0.26)     (0.29)     (0.15)
                                         -------    -------    -------    -------    -------
Total from investment operations ....       0.18      (1.45)     (1.12)      1.43      (2.18)
                                         -------    -------    -------    -------    -------
  Dividends from net investment
    income ..........................         --         --         --         --         --
  Distributions from capital gains ..         --         --         --         --         --
                                         -------    -------    -------    -------    -------
Total distributions .................         --         --         --         --         --
                                         -------    -------    -------    -------    -------
Net asset value, end of period ......    $  4.13    $  3.95    $  5.40    $  6.52    $  5.09
                                         =======    =======    =======    =======    =======
Total Return: .......................       4.56%    (26.85)%   (17.18)%    28.10%    (29.99)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................    $ 5,807    $ 5,282    $ 7,645    $12,854    $13,667
Ratio of expenses to
  average net assets ................       3.87%      3.89%      3.23%      3.33%      2.99%
Ratio of net income (loss) to
  average net assets ................      (1.98)%    (2.12)%    (1.90)%    (1.86)%    (0.89)%
Portfolio turnover rate .............     149.82%    133.56%    188.19%    136.94%     94.09%


----------
See footnotes on page 43.

GLOBAL GROWTH FUND


                                                                                  CLASS A
                                             ------------------------------------------------------------------------------
                                                                         Year ended October 31,
                                             ------------------------------------------------------------------------------
                                               2002             2001             2000              1999              1998
                                             --------         --------         --------          --------          --------
Per Share Data:*
Net asset value,
  beginning of period ...............        $   6.95         $  13.48         $  12.86          $   9.62          $   9.20
                                             --------         --------         --------          --------          --------
Income from investment operations:
  Net investment income (loss) ......           (0.05)           (0.06)           (0.10)            (0.07)            (0.05)
  Net gain (loss) on securities
    (both realized and unrealized) ..           (1.83)           (4.04)            2.56              3.51              0.81
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ...............            0.11             0.07            (0.67)            (0.20)             0.08
                                             --------         --------         --------          --------          --------
Total from investment
  operations ........................           (1.77)           (4.03)            1.79              3.24              0.84
                                             --------         --------         --------          --------          --------
Less distributions:
  Dividends from net investment
    income ..........................              --               --               --                --                --
  Distributions from capital gains                 --            (2.50)           (1.17)               --             (0.42)
                                             --------         --------         --------          --------          --------
Total distributions .................              --            (2.50)           (1.17)               --             (0.42)
                                             --------         --------         --------          --------          --------
Net asset value, end of period ......        $   5.18         $   6.95         $  13.48          $  12.86          $   9.62
                                             ========         ========         ========          ========          ========

Total Return: .......................          (25.47)%         (35.94)%          14.33%            33.68%             9.52%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................        $ 33,316         $ 64,366         $142,492          $120,946          $ 97,947
Ratio of expenses to
  average net assets ................            1.98%            1.79%            1.66%             1.69%             1.68%
Ratio of net income (loss) to
  average net assets ................           (0.67)%          (0.64)%          (0.73)%           (0.54)%           (0.48)%
Portfolio turnover rate .............          120.78%          188.94%          110.04%            65.16%            45.43%

                                                                                   CLASS B
                                                ----------------------------------------------------------------------------
                                                                           Year ended October 31,
                                                ----------------------------------------------------------------------------
                                                  2002             2001             2000             1999             1998
                                                --------         --------         --------         --------         --------
Per Share Data:*
Net asset value,
  beginning of period ...............           $   6.56         $  12.94         $  12.47         $   9.40         $   9.06
                                                --------         --------         --------         --------         --------
Income from investment operations:
  Net investment income (loss) ......              (0.09)           (0.11)           (0.20)           (0.14)           (0.12)
  Net gain (loss) on securities
    (both realized and unrealized) ..              (1.72)           (3.84)            2.51             3.41             0.80
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ...............               0.11             0.07            (0.67)           (0.20)            0.08
                                                --------         --------         --------         --------         --------
Total from investment
  operations ........................              (1.70)           (3.88)            1.64             3.07             0.76
                                                --------         --------         --------         --------         --------
Less distributions:
  Dividends from net investment
    income ..........................                 --               --               --               --               --
  Distributions from capital gains                    --            (2.50)           (1.17)              --            (0.42)
                                                --------         --------         --------         --------         --------
Total distributions .................                 --            (2.50)           (1.17)              --            (0.42)
                                                --------         --------         --------         --------         --------
Net asset value, end of period ......           $   4.86         $   6.56         $  12.94         $  12.47         $   9.40
                                                ========         ========         ========         ========         ========

Total Return: .......................             (25.91)%         (36.40)%          13.51%           32.66%            8.76%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................           $ 12,661         $ 24,819         $ 48,709         $ 35,344         $ 21,930
Ratio of expenses to
  average net assets ................               2.73%            2.54%            2.41%            2.44%            2.44%
Ratio of net income (loss) to
  average net assets ................              (1.42)%          (1.39)%          (1.48)%          (1.29)%          (1.24)%
Portfolio turnover rate .............             120.78%          188.94%          110.04%           65.16%           45.43%

                                                                            CLASS C
                                                     -----------------------------------------------------
                                                               Year ended October 31,             5/27/99@
                                                     ---------------------------------------         to
                                                       2002            2001            2000       10/31/99
                                                     -------         -------         -------     ---------
Per Share Data:*
Net asset value, beginning of period ........        $  6.57         $ 12.95         $ 12.47       $ 10.99
                                                     -------         -------         -------       -------
Income from investment operations:
  Net investment income (loss) ..............          (0.09)          (0.11)          (0.20)        (0.07)
  Net gain (loss) on securities
    (both realized and unrealized) ..........          (1.72)          (3.84)           2.52          1.43
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** .......................           0.11            0.07           (0.67)         0.12
                                                     -------         -------         -------       -------
Total from investment operations ............          (1.70)          (3.88)           1.65          1.48
                                                     -------         -------         -------       -------
Less Distribution
  Dividends from net investment
    income ..................................             --              --              --            --
  Distributions from capital gains ..........             --           (2.50)          (1.17)           --
                                                     -------         -------         -------       -------
Total distributions .........................             --           (2.50)          (1.17)           --
                                                     -------         -------         -------       -------
Net asset value, end of period ..............        $  4.87         $  6.57         $ 12.95       $ 12.47
                                                     =======         =======         =======       =======

Total Return: ...............................         (25.88)%        (36.37)%         13.60%        13.47%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ....        $ 3,903         $ 7,120         $11,315       $ 1,046
Ratio of expenses to average net assets                 2.73%           2.54%           2.41%         2.43%+
Ratio of net income (loss) to
  average net assets ........................          (1.42)%         (1.39)%         (1.48)%       (1.18)%+
Portfolio turnover rate .....................         120.78%         188.94%         110.04%        65.16%++

                                                                                     CLASS D
                                                        -----------------------------------------------------------------

                                                                              Year ended October 31,
                                                        -----------------------------------------------------------------
                                                          2002           2001           2000           1999         1998
                                                        -------        -------        -------        -------      -------
Per Share Data:*
Net asset value, beginning of period ........           $  6.57        $ 12.95        $ 12.47        $  9.40      $  9.06
                                                        -------        -------        -------        -------      -------
Income from investment operations:
  Net investment income (loss) ..............             (0.09)         (0.11)         (0.20)         (0.14)       (0.12)
  Net gain (loss) on securities
    (both realized and unrealized) ..........             (1.72)         (3.84)          2.52           3.41         0.80
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** .......................              0.11           0.07          (0.67)         (0.20)        0.08
                                                        -------        -------        -------        -------      -------
Total from investment operations ............             (1.70)         (3.88)          1.65           3.07         0.76
                                                        -------        -------        -------        -------      -------
Less Distribution
  Dividends from net investment
    income ..................................                --             --             --             --           --
  Distributions from capital gains ..........                --          (2.50)         (1.17)            --        (0.42)
                                                        -------        -------        -------        -------      -------
Total distributions .........................                --          (2.50)         (1.17)            --        (0.42)
                                                        -------        -------        -------        -------      -------
Net asset value, end of period ..............           $  4.87        $  6.57        $ 12.95        $ 12.47      $  9.40
                                                        =======        =======        =======        =======      =======

Total Return: ...............................            (25.88)%       (36.36)%        13.60%         32.66%        8.76%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ....           $17,397        $37,327        $93,184        $77,616      $64,443
Ratio of expenses to average net assets                    2.73%          2.54%          2.41%          2.44%        2.44%
Ratio of net income (loss) to
  average net assets ........................             (1.42)%        (1.39)%        (1.48)%        (1.29)%      (1.24)%
Portfolio turnover rate .....................            120.78%        188.94%        110.04%         65.16%       45.43%


----------
See footnotes on page 43.

GLOBAL SMALLER COMPANIES FUND


                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                                                          Year ended October 31,
                                             -------------------------------------------------------------------------------
                                                2002            2001              2000              1999              1998
                                             --------         --------          --------          --------          --------
Per Share Data:*
Net asset value,
  beginning of period ...............        $  11.13         $  17.38          $  15.74          $  14.11          $  15.62
                                             --------         --------          --------          --------          --------
Income from investment operations:
  Net investment income (loss) ......           (0.12)           (0.12)            (0.15)            (0.10)            (0.07)
  Net gain (loss) on securities
    (both realized and unrealized) ..           (2.30)           (4.57)             2.58              1.94             (0.85)
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ......            0.26            (0.11)            (0.79)            (0.21)             0.04
                                             --------         --------          --------          --------          --------
Total from investment
  operations ........................           (2.16)           (4.80)             1.64              1.63             (0.88)
                                             --------         --------          --------          --------          --------
Less distributions:
  Dividends from net investment
    income ..........................              --               --                --                --                --
  Distributions from capital gains                 --            (1.45)               --                --             (0.63)
                                             --------         --------          --------          --------          --------
Total distributions .................              --            (1.45)               --                --             (0.63)
                                             --------         --------          --------          --------          --------
Net asset value, end of period ......        $   8.97         $  11.13          $  17.38          $  15.74          $  14.11
                                             ========         ========          ========          ========          ========
Total Return: .......................          (19.41)%         (29.81)%           10.42%            11.55%            (5.82)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................        $ 72,522         $110,745          $215,455          $213,729          $374,890
Ratio of expenses to
  average net assets ................            1.87%            1.81%             1.65%             1.72%             1.65%
Ratio of net income (loss) to
  average net assets ................           (1.10)%          (0.95)%           (0.80)%           (0.69)%           (0.45)%
Portfolio turnover rate .............           99.70%           87.51%            85.08%            61.31%            50.81%

                                                                                  CLASS B
                                              ------------------------------------------------------------------------------
                                                                          Year ended October 31,
                                              ------------------------------------------------------------------------------
                                                2002             2001             2000              1999              1998
                                              --------         --------         --------          --------          --------
Per Share Data:*
Net asset value,
  beginning of period ...............         $  10.31         $  16.33         $  14.90          $  13.46          $  15.04
                                              --------         --------         --------          --------          --------
Income from investment operations:
  Net investment income (loss) ......            (0.19)           (0.21)           (0.28)            (0.20)            (0.18)
  Net gain (loss) on securities
    (both realized and unrealized) ..            (2.13)           (4.25)            2.50              1.85             (0.81)
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ......             0.26            (0.11)           (0.79)            (0.21)             0.04
                                              --------         --------         --------          --------          --------
Total from investment
  operations ........................            (2.06)           (4.57)            1.43              1.44             (0.95)
                                              --------         --------         --------          --------          --------
Less distributions:
  Dividends from net investment
    income ..........................               --               --               --                --                --
  Distributions from capital gains                  --            (1.45)              --                --             (0.63)
                                              --------         --------         --------          --------          --------
Total distributions .................               --            (1.45)              --                --             (0.63)
                                              --------         --------         --------          --------          --------
Net asset value, end of period ......         $   8.25         $  10.31         $  16.33          $  14.90          $  13.46
                                              ========         ========         ========          ========          ========
Total Return: .......................           (19.98)%         (30.38)%           9.60%            10.70%            (6.54)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................         $ 45,451         $ 74,677         $140,106          $155,345          $222,496
Ratio of expenses to
  average net assets ................             2.62%            2.56%            2.40%             2.47%             2.41%
Ratio of net income (loss) to
  average net assets ................            (1.85)%          (1.70)%          (1.55)%           (1.44)%           (1.21)%
Portfolio turnover rate .............            99.70%           87.51%           85.08%            61.31%            50.81%

                                                                         CLASS C
                                                 -------------------------------------------------------
                                                          Year ended October 31,                5/27/99@
                                                 ---------------------------------------            to
                                                   2002            2001            2000         10/31/99
                                                 -------         -------         -------        --------
Per Share Data:*
Net asset value, beginning of period ...         $ 10.32         $ 16.35         $ 14.91         $ 13.86
                                                 -------         -------         -------         -------
Income from investment operations:
  Net investment income (loss) .........           (0.19)          (0.21)          (0.28)          (0.06)
  Net gain (loss) on securities
    (both realized and unrealized) .....           (2.14)          (4.26)           2.51            0.98
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ..................            0.26           (0.11)          (0.79)           0.13
                                                 -------         -------         -------         -------
Total from investment operations .......           (2.07)          (4.58)           1.44            1.05
                                                 -------         -------         -------         -------
Less Distributions:
  Dividends from net investment
    income .............................              --              --              --              --
  Distributions from capital gains .....              --           (1.45)             --              --
                                                 -------         -------         -------         -------
Total distributions ....................              --           (1.45)             --              --
                                                 -------         -------         -------         -------
Net asset value, end of period .........         $  8.25         $ 10.32         $ 16.35         $ 14.91
                                                 =======         =======         =======         =======

Total Return: ..........................          (20.06)%        (30.40)%          9.66%           7.58%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $ 1,694         $ 1,625         $ 2,355         $   363
Ratio of expenses to average net assets             2.62%           2.56%           2.40%           2.47%+
Ratio of net income (loss) to
  average net assets ...................           (1.85)%         (1.70)%         (1.55)%         (1.20)%+
Portfolio turnover rate ................           99.70%          87.51%          85.08%          61.31%++

                                                                                    CLASS D
                                                   -----------------------------------------------------------------------

                                                                             Year ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2002             2001             2000          1999            1998
                                                   -------          -------          -------       -------         -------
Per Share Data:*
Net asset value, beginning of period ...           $ 10.32          $ 16.35          $ 14.91       $ 13.47         $ 15.05
                                                   -------          -------          -------       -------         -------
Income from investment operations:
  Net investment income (loss) .........             (0.19)           (0.21)           (0.28)        (0.20)          (0.18)
  Net gain (loss) on securities
    (both realized and unrealized) .....             (2.14)           (4.26)            2.51          1.85           (0.81)
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ..................              0.26            (0.11)           (0.79)        (0.21)           0.04
                                                   -------          -------          -------       -------         -------
Total from investment operations .......             (2.07)           (4.58)            1.44          1.44           (0.95)
                                                   -------          -------          -------       -------         -------
Less Distributions:
  Dividends from net investment
    income .............................                --               --               --            --              --
  Distributions from capital gains .....                --            (1.45)              --            --           (0.63)
                                                   -------          -------          -------       -------         -------
Total distributions ....................                --            (1.45)              --            --           (0.63)
                                                   -------          -------          -------       -------         -------
Net asset value, end of period .........           $  8.25          $ 10.32          $ 16.35       $ 14.91         $ 13.47
                                                   =======          =======          =======       =======         =======

Total Return: ..........................            (20.06)%         (30.40)%           9.66%        10.69%          (6.53)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)           $42,425          $68,641         $136,806      $162,220        $272,992
Ratio of expenses to average net assets               2.62%            2.56%            2.40%         2.47%           2.41%
Ratio of net income (loss) to
  average net assets ...................             (1.85)%          (1.70)%          (1.55)%       (1.44)%         (1.21)%
Portfolio turnover rate ................             99.70%            7.51%           85.08%        61.31%          50.81%


----------
See footnotes on page 43.

GLOBAL TECHNOLOGY FUND


                                                                                 CLASS A
                                                -----------------------------------------------------------------------------
                                                                          Year ended October 31,
                                                -----------------------------------------------------------------------------
                                                   2002            2001             2000             1999              1998
                                                ---------      ---------        ----------        ---------         ---------
Per Share Data:*
Net asset value,
  beginning of period .................         $   11.29      $   25.60        $    23.36        $   12.48         $   15.14
                                                ---------      ---------        ----------        ---------         ---------
Income from investment operations :
  Net investment income (loss) ........             (0.17)         (0.20)            (0.37)           (0.19)            (0.14)
  Net gain (loss) on securities
    (both realized and unrealized) ....             (2.89)         (9.37)             5.79            11.26              0.01
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ........              0.15           0.05             (0.73)           (0.03)             0.06
                                                ---------      ---------        ----------        ---------         ---------
Total from investment
  operations ..........................             (2.91)         (9.52)             4.69            11.04             (0.07)
                                                ---------      ---------        ----------        ---------         ---------
Less distributions:
  Dividends from net investment
    income ............................                --             --                --               --                --
  Distributions from capital gains ....                --          (4.79)            (2.45)           (0.16)            (2.59)
                                                ---------      ---------        ----------        ---------         ---------
Total distributions ...................                --          (4.79)            (2.45)           (0.16)            (2.59)
                                                ---------      ---------        ----------        ---------         ---------
Net asset value, end of period ........         $    8.38      $   11.29        $    25.60        $   23.36         $   12.48
                                                =========      =========        ==========        =========         =========

Total Return: .........................            (25.78)%       (44.62)%           20.20%           89.40%            (0.79)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ......................         $ 276,832      $ 469,075        $1,033,318        $ 795,234         $ 475,951
Ratio of expenses to
  average net assets ..................              1.81%          1.67%             1.56%            1.59%             1.67%
Ratio of net income (loss) to average
  net assets ..........................             (1.56)%        (1.29)%           (1.18)%          (1.10)%           (1.04)%
Portfolio turnover rate ...............            151.83%        130.19%           144.27%           91.12%            87.55%

                                                                                      CLASS B
                                                 --------------------------------------------------------------------------------
                                                                             Year ended October 31,
                                                 --------------------------------------------------------------------------------
                                                    2002             2001              2000              1999              1998
                                                 ---------        ---------         ---------         ---------         ---------
Per Share Data:*
Net asset value,
  beginning of period .................          $   10.37        $   24.08         $   22.26         $   11.98         $   14.73
                                                 ---------        ---------         ---------         ---------         ---------
Income from investment operations :
  Net investment income (loss) ........              (0.24)           (0.29)            (0.57)            (0.31)            (0.23)
  Net gain (loss) on securities
    (both realized and unrealized) ....              (2.64)           (8.68)             5.57             10.78              0.01
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ........               0.15             0.05             (0.73)            (0.03)             0.06
                                                 ---------        ---------         ---------         ---------         ---------
Total from investment
  operations ..........................              (2.73)           (8.92)             4.27             10.44             (0.16)
                                                 ---------        ---------         ---------         ---------         ---------
Less distributions:
  Dividends from net investment
    income ............................                 --               --                --                --                --
  Distributions from capital gains ....                 --            (4.79)            (2.45)            (0.16)            (2.59)
                                                 ---------        ---------         ---------         ---------         ---------
Total distributions ...................                 --            (4.79)            (2.45)            (0.16)            (2.59)
                                                 ---------        ---------         ---------         ---------         ---------
Net asset value, end of period ........          $    7.64        $   10.37         $   24.08         $   22.26         $   11.98
                                                 =========        =========         =========         =========         =========

Total Return: .........................             (26.33)%         (45.03)%           19.23%            88.10%            (1.55)%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ......................          $  69,338        $ 125,085         $ 261,717         $ 118,262         $  58,575
Ratio of expenses to
  average net assets ..................               2.56%            2.42%             2.31%             2.34%             2.43%
Ratio of net income (loss) to average
  net assets ..........................              (2.31)%          (2.04)%           (1.93)%           (1.85)%           (1.80)%
Portfolio turnover rate ...............             151.83%          130.19%           144.27%            91.12%            87.55%

                                                                         CLASS C
                                                     ------------------------------------------------
                                                             Year ended October 31,          5/27/99@
                                                     ----------------------------------          to
                                                       2002         2001          2000       10/31/99
                                                     -------      -------       -------      --------
Per Share Data:*
Net asset value, beginning of period ........        $ 10.37      $ 24.06       $ 22.23       $ 16.22
                                                     -------      -------       -------       -------
Income from investment operations
  Net investment income (loss) ..............          (0.24)       (0.29)        (0.57)        (0.13)
  Net gain (loss) on securities
    (both realized and unrealized) ..........          (2.64)       (8.66)         5.58          5.92
  Net gain (loss) on foreign currency
    transactions (both realized and
    unrealized)** ...........................           0.15         0.05         (0.73)         0.22
                                                     -------      -------       -------       -------
Total from investment operations ............          (2.73)       (8.90)         4.28          6.01
                                                     -------      -------       -------       -------
Less Distributions
  Dividends from net investment
    income ..................................             --           --            --            --
  Distributions from capital gains ..........             --        (4.79)        (2.45)           --
                                                     -------      -------       -------       -------
Total distributions .........................             --        (4.79)        (2.45)           --
                                                     -------      -------       -------       -------
Net asset value, end of period ..............        $  7.64      $ 10.37       $ 24.06       $ 22.23
                                                     =======      =======       =======       =======

Total Return: ...............................         (26.33)%     (44.97)%       19.30%        37.05%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ....        $25,978      $45,697       $99,452       $ 6,377
Ratio of expenses to average net assets                 2.56%        2.42%         2.31%         2.23%+
Ratio of net income (loss) to
  average net assets ........................          (2.31)%      (2.04)%       (1.93)%       (1.72)%+
Portfolio turnover rate .....................         151.83%      130.19%       144.27%        91.12%++

                                                                                         CLASS D
                                                         -----------------------------------------------------------------------

                                                                                 Year ended October 31,
                                                         -----------------------------------------------------------------------
                                                           2002          2001              2000            1999           1998
                                                         -------       --------          --------        --------       --------
Per Share Data:*
Net asset value, beginning of period ........            $ 10.35       $  24.05          $  22.23        $  11.96       $  14.73
                                                         -------       --------          --------        --------       --------
Income from investment operations
  Net investment income (loss) ..............              (0.24)         (0.29)            (0.57)          (0.31)         (0.23)
  Net gain (loss) on securities
    (both realized and unrealized) ..........              (2.64)         (8.67)             5.57           10.77          (0.01)
  Net gain (loss) on foreign currency
    transactions (both realized and
    unrealized)** ...........................               0.15           0.05             (0.73)          (0.03)          0.06
                                                         -------       --------          --------        --------       --------
Total from investment operations ............              (2.73)         (8.91)             4.27           10.43          (0.18)
                                                         -------       --------          --------        --------       --------
Less Distributions
  Dividends from net investment
    income ..................................                 --             --                --              --             --
  Distributions from capital gains ..........                 --          (4.79)            (2.45)          (0.16)         (2.59)
                                                         -------       --------          --------        --------       --------
Total distributions .........................                 --          (4.79)            (2.45)          (0.16)         (2.59)
                                                         -------       --------          --------        --------       --------
Net asset value, end of period ..............            $  7.62       $  10.35          $  24.05        $  22.23       $  11.96
                                                         =======       ========          ========        ========       ========

Total Return: ...............................             (26.38)%       (45.05)%           19.25%          88.17%         (1.70)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ....            $93,637       $173,286          $384,810        $300,969       $184,032
Ratio of expenses to average net assets                     2.56%          2.42%             2.31%           2.34%          2.43%
Ratio of net income (loss) to
  average net assets ........................              (2.31)%        (2.04)%           (1.93)%         (1.85)%        (1.80)%
Portfolio turnover rate .....................             151.83%        130.19%           144.27%          91.12%         87.55%


----------
See footnotes on page 43.

INTERNATIONAL GROWTH FUND


                                                                  CLASS A
                                       ---------------------------------------------------------------
                                                           Year ended October 31,
                                       ---------------------------------------------------------------
                                         2002          2001          2000          1999          1998
                                       -------       -------       -------       -------       -------
Per Share Data:*
Net asset value,
  beginning of period ............     $  9.91       $ 14.59       $ 21.47       $ 17.75       $ 17.92
                                       -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income (loss) ...       (0.08)         0.01         (0.19)        (0.01)         0.03
  Net gain (loss) on securities
    (both realized and unrealized)       (2.09)        (4.82)        (2.90)         4.49          0.62
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ...        0.51          0.13         (2.06)        (0.76)         0.40
                                       -------       -------       -------       -------       -------
Total from investment
  operations .....................       (1.66)        (4.68)        (5.15)         3.72          1.05
                                       -------       -------       -------       -------       -------
Less distributions:
  Dividends from net investment
    income .......................          --            --            --            --            --
  Distributions from capital gains          --            --         (1.73)           --         (1.22)
                                       -------       -------       -------       -------       -------
Total distributions ..............          --            --         (1.73)           --         (1.22)
                                       -------       -------       -------       -------       -------
Net asset value, end of period ...     $  8.25       $  9.91       $ 14.59       $ 21.47       $ 17.75
                                       =======       =======       =======       =======       =======
Total Return: ....................      (16.75)%      (32.08)%      (26.45)%       20.96%         6.51%

Ratios/Supplemental Data:

Net assets, end of period
  (in thousands) .................     $20,497       $21,588       $40,971       $44,763       $44,122
Ratio of expenses to
  average net assets .............        2.64%         2.37%         1.96%         1.88%         1.69%
Ratio of net income (loss) to
  average net assets .............       (0.82)%        0.08%        (1.06)%       (0.06)%        0.16%
Portfolio turnover rate ..........      216.01%       276.76%       257.74%        83.10%        81.37%

                                                                       CLASS B
                                            --------------------------------------------------------------
                                                                 Year ended October 31,
                                            --------------------------------------------------------------
                                              2002          2001          2000          1999         1998
                                            -------       -------       -------       -------       ------
Per Share Data:*
Net asset value,
  beginning of period ............          $  9.24       $ 13.66       $ 20.33       $ 16.93       $17.30
                                            -------       -------       -------       -------       ------
Income from investment operations:
  Net investment income (loss) ...            (0.14)        (0.08)        (0.31)        (0.15)       (0.12)
  Net gain (loss) on securities
    (both realized and unrealized)            (1.98)        (4.47)        (2.57)         4.31         0.57
  Net gain (loss) on foreign
    currency transactions (both
    realized and unrealized)** ...             0.51          0.13         (2.06)        (0.76)        0.40
                                            -------       -------       -------       -------       ------
Total from investment
  operations .....................            (1.61)        (4.42)        (4.94)         3.40         0.85
                                            -------       -------       -------       -------       ------
Less distributions:
  Dividends from net investment
    income .......................               --            --            --            --           --
  Distributions from capital gains               --            --         (1.73)           --        (1.22)
                                            -------       -------       -------       -------       ------
Total distributions ..............               --            --         (1.73)           --        (1.22)
                                            -------       -------       -------       -------       ------
Net asset value, end of period ...          $  7.63       $  9.24       $ 13.66       $ 20.33       $16.93
                                            =======       =======       =======       =======       ======
Total Return: ....................           (17.42)%      (32.36)%      (26.94)%       20.08%        5.51%

Ratios/Supplemental Data:

Net assets, end of period
  (in thousands) .................          $ 4,332       $ 5,943       $11,045       $11,434       $9,835
Ratio of expenses to
  average net assets .............             3.40%         3.13%         2.72%         2.64%        2.55%
Ratio of net income (loss) to
  average net assets .............            (1.58)%       (0.68)%       (1.82)%       (0.82)%      (0.70)%
Portfolio turnover rate ..........           216.01%       276.76%       257.74%        83.10%       81.37%

                                                                        CLASS C
                                                -------------------------------------------------------
                                                                                               5/27/99@
                                                              Year ended October 31,              to
                                                -------------------------------------------------------
                                                  2002            2001            2000         10/31/99
                                                -------         -------         -------         -------
Per Share Data:
Net asset value, beginning of period ...        $  9.24         $ 13.65         $ 20.31         $ 18.39
                                                -------         -------         -------         -------
Income from investment operations:
  Net investment income (loss) .........          (0.14)          (0.08)          (0.31)          (0.10)
  Net gain (loss) on securities
    (both realized and unrealized) .....          (1.97)          (4.46)          (2.56)           1.66
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ..................           0.51            0.13           (2.06)           0.36
                                                -------         -------         -------         -------
Total from investment operations .......          (1.60)          (4.41)          (4.93)           1.92
                                                -------         -------         -------         -------
Less Distributions
  Dividends from net investment
    income .............................             --              --              --              --
  Distributions from capital gains .....             --              --           (1.73)             --
                                                -------         -------         -------         -------
Total distributions ....................             --              --           (1.73)             --
                                                -------         -------         -------         -------
Net asset value, end of period .........        $  7.64         $  9.24         $ 13.65         $ 20.31
                                                =======         =======         =======         =======
Total Return: ..........................         (17.32)%        (32.32)%        (26.92)%         10.44%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $ 1,584         $ 2,225         $ 4,745         $ 1,361
Ratio of expenses to average net assets            3.40%           3.13%           2.72%           2.72%+
Ratio of net income (loss) to
  average net assets ...................          (1.58)%         (0.68)%         (1.82)%         (1.07)%+
Portfolio turnover rate ................         216.01%         276.76%         257.74%          83.10%++

                                                                                       CLASS D
                                                       -------------------------------------------------------------------------

                                                                                Year ended October 31,
                                                       -------------------------------------------------------------------------
                                                         2002            2001            2000             1999             1998
                                                       -------         -------         -------          -------          -------
Per Share Data:
Net asset value, beginning of period ...               $  9.24         $ 13.65         $ 20.31          $ 16.93          $ 17.30
                                                       -------         -------         -------          -------          -------
Income from investment operations:
  Net investment income (loss) .........                 (0.14)          (0.08)          (0.31)           (0.15)           (0.12)
  Net gain (loss) on securities
    (both realized and unrealized) .....                 (1.97)          (4.46)          (2.56)            4.29             0.57
  Net gain (loss) on foreign currency
    transactions (both realized
    and unrealized)** ..................                  0.51            0.13           (2.06)           (0.76)            0.40
                                                       -------         -------         -------          -------          -------
Total from investment operations .......                 (1.60)          (4.41)          (4.93)            3.38             0.85
                                                       -------         -------         -------          -------          -------
Less Distributions
  Dividends from net investment
    income .............................                    --              --              --               --               --
  Distributions from capital gains .....                    --              --           (1.73)              --            (1.22)
                                                       -------         -------         -------          -------          -------
Total distributions ....................                    --              --           (1.73)              --            (1.22)
                                                       -------         -------         -------          -------          -------
Net asset value, end of period .........               $  7.64         $  9.24         $ 13.65          $ 20.31          $ 16.93
                                                       =======         =======         =======          =======          =======
Total Return: ..........................                (17.32)%        (32.32)%        (26.92)%          19.97%            5.51%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $ 7,036         $ 9,203         $19,671          $35,728          $37,485
Ratio of expenses to average net assets                   3.40%           3.13%           2.72%            2.64%            2.55%
Ratio of net income (loss) to
  average net assets ...................                 (1.58)%         (0.68)%         (1.82)%          (0.82)%          (0.70)%
Portfolio turnover rate ................                216.01%         276.76%         257.74%           83.10%           81.37%


----------
 *    Per share amounts are calculated based on average shares outstanding.

** The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

 @    Commencement of offering of shares.

 +    Annualized.

++    For the year ended October 31, 1999.

HOW TO CONTACT US


The Fund                 Write:     Corporate Communications/
                                    Investor Relations Department
                                    J. & W. Seligman & Co. Incorporated
                                    100 Park Avenue, New York, NY 10017

                         Phone:     Toll-Free (800) 221-7844 in the US or
                                    (212) 850-1864 outside the US

                         Website:   www.seligman.com


Your Regular
(Non-Retirement)
Account                  Write:     Shareholder Services Department
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017

                         Phone:     Toll-Free (800) 221-2450 in the US or
                                    (212) 682-7600 outside the US


                         Website:   www.seligman.com


Your Retirement
Account                  Write:     Retirement Plan Services
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017

                         Phone:     Toll-Free (800) 445-1777

            ----------------------------------------------------------


            24-hour automated telephone access is available by dialing
            (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at www.seligman.com


            ----------------------------------------------------------

For More Information

The information below is available without charge upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Funds' investments. In the Funds' Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-6485

                                                                      Prospectus

                                                                   March 1, 2003

                                                                  Class 1 Shares

Seligman
Global Fund Series, Inc.

--------------------------------------------------------------------------------
Investing Around the World for Capital Appreciation
--------------------------------------------------------------------------------

o     Emerging Markets Fund

o     Global Growth Fund

o     Global Smaller Companies Fund

o     International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

EQSGFS1 3/2003 CI

Table of Contents

This prospectus contains information about four of the separate funds within Seligman Global Fund Series, Inc.

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds

     Seligman Emerging Markets Fund                               2
     Seligman Global Growth Fund                                  6
     Seligman Global Smaller Companies Fund                      10
     Seligman International Growth Fund                          14
     Management of the Funds                                     18

Shareholder Information

     Pricing of Fund Shares                                      20
     How to Buy Fund Shares                                      20
     How to Exchange Shares Among
       the Seligman Mutual Funds                                 21
     How to Sell Shares                                          21
     Important Policies That May Affect Your Account             21
     Dividends and Capital Gain Distributions                    22
     Taxes                                                       22
     The Seligman Mutual Funds                                   23

Financial Highlights                                             25

How to Contact Us                                                28

For More Information                                             back cover

TIMES CHANGE ... VALUES ENDURE

The Funds

SELIGMAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The Emerging Markets Fund's investment objective is long-term capital appreciation.

--------------------------------------------------------------------------------


Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development. Low-income and middle-income economies are currently defined as those with 2001 per capita Gross National Income (GNI) of US $9,205 or less.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund generally invests at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets.


The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the investment manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o     Operate in growing markets

      o Attractive valuations relative to cash earnings forecasts or other valuation criteria

      o Unique sustainable competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Catalysts which, when recognized, may increase company valuation

Following stock selection, the manager then focuses on portfolio construction which considers top-down risk control based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell or trim a stock if the investment manager believes, from a risk control prospective, the stock's position size is inappropriate for the portfolio. Also stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN EMERGING MARKETS FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares totwo widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

                   Class I Annual Total Return - Calendar Year


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                     -5.63%
                                 --------------
                                      2002


          Best calendar quarter return: 17.50% - quarter ended 3/31/02. Worst calendar quarter return: -16.09% - quarter ended 9/30/02.


--------------------------------------------------------------------------------


              Average Annual Total Returns - Periods Ended 12/31/02

                                                                       SINCE
                                                    ONE              INCEPTION
                                                   YEAR              11/30/01
                                               ------------        ------------
Class I                                           (5.63)%              0.41%
MSCI EMF Index                                    (6.00)               1.35
Lipper Emerging Markets Funds Average             (4.98)               0.87

The Morgan Stanley Capital International Emerging Markets Free Index (MSCIEMFIndex) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCIEMFIndex excludes the effect of fees, taxes and sales charges. The MSCI EMF Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or Index.


--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees

Maximum Sales Charge (Load) on Purchases ..........................        none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions ........        none

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fees ...................................................        1.25%
Distribution and/or Service (12b-1) Fees ..........................        none
Other Expenses ....................................................        0.60%
                                                                           ----
Total Annual Fund Operating Expenses ..............................        1.85%
                                                                           ====


--------------------------------------------------------------------------------


Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as transfer agency, registration, custody, auditing and legal fees


--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year     3 Years       5 Years       10 Years
                                 ------     -------       -------       --------
Class I                          $188         $582         $1,001         $2,169

SELIGMAN GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE

The Global Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in companies of any size, domiciled in any country. Typically, the Fund will invest in several countries in different geographic regions.

The Fund uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment manager analyzes the rapidly changing world to identify investment themes that it believes will have the greatest impact on global markets, and use in-depth research to identify attractive companies around the world. The Fund focuses on the following macro trends:

      o Economic liberalization and the flow of capital through global trade and investment

      o     Globalization of the world's economy

      o The expansion of technology as an increasingly important influence on society

      o     Increased awareness of the importance of protecting the environment

      o An increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors or a shifting in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN GLOBAL GROWTH FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares tothree widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the return of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

                   Class I Annual Total Return - Calendar Year


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                    -30.56%
                                 --------------
                                      2002


          Best calendar quarter return: 7.25% - quarter ended 12/31/02. Worst calendar quarter return: -19.63% - quarter ended 9/30/02.


--------------------------------------------------------------------------------


              Average Annual Total Returns - Periods Ended 12/31/02

                                                ONE         SINCE INCEPTION
                                                YEAR            11/30/01
                                              -------       ---------------
Class I                                       (30.56)%          (28.64)%
MSCI World Index                              (19.54)           (17.70)
MSCI World Growth Index                       (40.69)           (22.81)
Lipper Global Funds Average                   (19.71)           (16.92)

The Morgan Stanley Capital International World Index (MSCI World Index), the MSCI World Growth Index and the Lipper Global Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, taxes and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The MSCI World Growth Index measures the performance of 23 countries and represents "growth" (high price to book value) securities in the world's developed stock markets. Investors cannot invest directly in an average or Index.


--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees

Maximum Sales Charge (Load) on Purchases ..........................        none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions ........        none

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fees ...................................................        1.00%
Distribution and/or Service (12b-1) Fees ..........................        none
Other Expenses ....................................................        0.31%
                                                                           ----
Total Annual Fund Operating Expenses ..............................        1.31%
                                                                           ====


--------------------------------------------------------------------------------


Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as transfer agency, registration, custody, auditing and legal fees.


--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year       3 Years       5 Years        10 Years
                              ------       -------       -------        --------
Class I                        $133          $415          $718          $1,579

SELIGMAN GLOBAL SMALLER COMPANIES FUND

INVESTMENT OBJECTIVE

The Global Smaller Companies Fund's investment objective is long-term capital appreciation.

--------------------------------------------------------------------------------


Smaller companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $2 billion or less.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. The Fund will generally invest in several countries in different geographic regions.


The Fund uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research into individual company attractiveness. This means that the investment managers look to identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at one or more of the following factors when making country allocation decisions:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment managers believe its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN GLOBAL SMALLER COMPANIES FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares totwo widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the return of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

                    Class Annual Total Return - Calendar Year


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                    -24.81%
                                 --------------
                                      2002


          Best calendar quarter return: 1.25% - quarter ended 3/31/02. Worst calendar quarter return: -19.73% - quarter ended 9/30/02.


--------------------------------------------------------------------------------


              Average Annual Total Returns - Periods Ended 12/31/02

                                                 ONE          SINCE INCEPTION
                                                YEAR             11/30/01
                                               -------        ---------------
Class I                                        (24.81)%            (20.99)%
Salomon Smith Barney EM Index World            (12.50)              (8.97)
Lipper Global Small Cap Funds Average          (19.07)             (15.10)

The Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) and the Lipper Global Small Cap Funds Average are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and taxes, and the Salomon Smith Barney EM Index World excludes the effect of fees, taxes and sales charges. The Salomon Smith Barney EM Index World measures the performance of small-cap stocks around the world. The Lipper Global Small Cap Funds Average measure the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or Index.

Prior to December 31, 2002, Seligman employed a sub-advisor that was responsible for providing portfolio management services with regard to the Fund's non-US investments. Seligman no longer uses such sub-advisory services.


--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees

Maximum Sales Charge (Load) on Purchases) .........................        none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions ........        none

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fees ...................................................        1.00%
Distribution and/or Service (12b-1) Fees ..........................        none
Other Expenses ....................................................        0.24%
                                                                           ----
Total Annual Fund Operating Expenses ..............................        1.24%
                                                                           ====


--------------------------------------------------------------------------------


Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as transfer agency, registration, custody, auditing and legal fees.


--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year       3 Years       5 Years       10 Years
                               ------       -------       -------       --------
Class I                         $126          $393          $681         $1,500

SELIGMAN INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE

The International Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US issuers. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets.

The Fund uses a top-down investment style. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analyses of individual companies. The Fund's investments are allocated among geographic regions or countries based on such factors as:

      o Relative economic growth potential of the various economies and securities markets

      o Political, financial, and social conditions influencing investment opportunities

      o     Investor sentiment

      o     Prevailing interest rates and expected levels of inflation

      o     Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management and equity ownership by executives

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Market liquidity

      o     Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enterinto such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN INTERNATIONAL GROWTH FUND

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing the performance of Class I shares and how that performance compares totwo widely-used measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance is provided on a calendar year basis. It is designed to assist you in comparing the return of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

                   Class I Annual Total Return - Calendar Year


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                    -19.53%
                                 --------------
                                      2002


          Best calendar quarter return: 4.43% - quarter ended 12/31/02. Worst calendar quarter return: -19.49% - quarter ended 9/30/02.


--------------------------------------------------------------------------------


              Average Annual Total Returns - Periods Ended 12/31/02

                                                    ONE          SINCE INCEPTION
                                                   YEAR             11/30/01
                                                  -------        ---------------
Class I                                           (19.53)%          (17.33)%
MSCI EAFE Index                                   (15.66)           (14.08)
Lipper International Funds Average                (16.65)           (14.29)

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of all dividends and distributions. The Lipper International Funds Average excludes the effect of sales charges and taxes and, the MSCI EAFE Index excludes the effect of fees, taxes and sales charges. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Investors cannot invest directly in an average or Index.


--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees

Maximum Sales Charge (Load) on Purchases ...........................       none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions .........       none

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees ....................................................       1.00%
Distribution and/or Service (12b-1) Fees ...........................       none
Other Expenses .....................................................       0.38%
                                                                           ----
Total Annual Fund Operating Expenses ...............................       1.38%
                                                                           ====

--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year       3 Years       5 Years       10 Years
                               ------       -------       -------       --------
Class I                         $140          $437          $755          $1,657

MANAGEMENT OF THE FUNDS

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund's investments and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.1 billion in assets as of January 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2003, of approximately $7.2 billion.


--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

--------------------------------------------------------------------------------

Each Fund pays Seligman a management fee for its services equal to a percentage of the Fund's average daily net assets. The management fee rate declines as each Fund's net assets increase. The management fee rates are:

o     Emerging Markets Fund

      1.25% on first $1 billion of net assets
      1.15% on next $1 billion of net assets
      1.05% on net assets in excess of $2 billion

o Other Funds (Global Growth Fund, Global Smaller Companies Fund, International Growth Fund)


      1.00% on first $1 billion of net assets
      0.95% on next $1 billion of net assets
      0.90% on net assets in excess of $2 billion


Portfolio Management

Global Growth Fund and International Growth Fund

The Global Growth Fund is co-managed by Seligman's Growth Team, which is headed by Ms. Marion S. Schultheis, and Seligman's Global Investment Group, which is co-headed by Mr. David F. Cooley. The International Growth Fund is managed by the Global Investment Group, co-headed by Mr. Cooley.


Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of the Global Growth Fund. Ms. Schultheis is also a Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio and Large-Cap Growth Portfolio and Co-Portfolio Manager of its Global Growth Portfolio. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

Mr. Cooley is a Managing Director of Seligman and is Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of the International Growth Fund and Co-Portfolio Manager of the Global Growth Fund. He is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its International Growth Portfolio and Co-Portfolio Manager of its Global Growth Portfolio. Mr. Cooley joined Seligman in October 2000 from Gratry and Company, where he was Managing Director, Investments, responsible for the formation of investment policy and the management of global and international portfolios. Prior to that, he was Director of Global Growth Equity for National City Investment Management Company. Prior to that, Mr. Cooley was International Equity Portfolio Manager for Society Asset Management.

Emerging Markets Fund and Global Smaller Companies Fund

The Emerging Markets Fund and Global Smaller Companies Fund are managed by Seligman's Global Investment Group, which is co-headed by Mr. Daniel J. Barker. Mr. Barker joined Seligman in October 1999 and is a Managing Director. He is a Vice President of Seligman Global Fund Series Inc. and Portfolio Manager of the Emerging Markets Fund and Global Smaller Companies Fund. Prior to joining Seligman, Mr. Barker was a Portfolio Manager at GE Investments since 1994.

Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Funds' Board of Directors believes that no conflict of interest currently exists among each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Purchase or sale orders received by Seligman Advisors before the close of regular trading on the New York Stock Exchange (NYSE)(normally 4:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. If your purchase and sale orders are handled by an authorized dealer or your financial advisor, then purchase or sale orders received by that authorized dealer or financial advisor by the close of regular trading on the NYSE and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus in "Important Policies That May Affect Your Account." You or an authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.


If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

--------------------------------------------------------------------------------

NAV:

Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors.

HOW TO BUY FUND SHARES


Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by in a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.


To make your initial investment in the Fund, an account must be established by SDC.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

HOW TO SELL SHARES

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

Each Fund Reserves the Right To:

      o Refuse an exchange request or a purchase request when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations;


      o     Refuse any request to buy Fund shares;


      o     Reject any request received by telephone; or


      o Close your account if it does not have a certified taxpayer identification number.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. The Funds had substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.


Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested, will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, generally within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+


Seeks total return through a combination of capital appreciation and current income.


Seligman Growth Fund+

Seeks long-term capital appreciation.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.


FIXED-INCOME

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Series


Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California            Louisiana              New Jersey
 o High-Yield         Maryland               New York
 o Quality            Massachusetts          North Carolina
Colorado              Michigan               Ohio
Florida               Minnesota              Oregon
Georgia               Missouri               Pennsylvania
                                             South Carolina

*     A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

----------

+     Offers Class I Shares.

Financial Highlights


The table below is intended to help you understand the financial performance of each Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges and is not annualized. Deloitte & Touche LLP, independent auditors, have audited this financial information. Their report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.


EMERGING MARKETS FUND


                                                                                       CLASS I
                                                                                      ---------
                                                                                      11/30/01**
                                                                                          to
                                                                                       10/31/02
                                                                                      ---------
Per Share Data:*
Net asset value, beginning of period ............................................     $    4.51
                                                                                      ---------
Income from investment operations:
Net investment income (loss) ....................................................            --@
Net gain (loss) on securities (both realized and unrealized) ....................         (0.17)
Net gain (loss) on foreign currency transactions (both realized and unrealized)@@          0.03
                                                                                      ---------
Total from investment operations ................................................         (0.14)
                                                                                      ---------
Less distributions:
Dividends from net investment
income ..........................................................................            --
Distributions from capital
gains ...........................................................................            --
                                                                                      ---------
Total distributions .............................................................            --
                                                                                      ---------
Net asset value, end of period ..................................................     $    4.37
                                                                                      =========
Total Return: ...................................................................         (3.10)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ........................................     $   1,831
Ratio of expenses to average net assets*** ......................................          1.85%+
Ratio of net income (loss) to average net assets*** .............................          0.14%+
Portfolio turnover rate .........................................................        149.82%++


----------
See footnotes on page 27.

GLOBAL GROWTH FUND


                                                                                        CLASS I
                                                                                      ----------
                                                                                      11/30/01**
                                                                                          to
                                                                                       10/31/02
                                                                                      ----------
Per Share Data:*
Net asset value, beginning of period ............................................     $    7.47
                                                                                      ---------
Income from investment operations:
Net investment income (loss) ....................................................         (0.01)
Net gain (loss) on securities (both realized and unrealized) ....................         (2.36)
Net gain (loss) on foreign currency transactions (both realized and unrealized)@@          0.11
                                                                                      ---------
Total from investment operations ................................................         (2.26)
                                                                                      ---------
Less distributions:
Dividends from net investment income ............................................            --
Distributions from capital gains ................................................            --
                                                                                      ---------
Total distributions .............................................................            --
                                                                                      ---------
Net asset value, end of period ..................................................     $    5.21
                                                                                      =========
Total Return: ...................................................................        (30.25)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ........................................     $   1,165
Ratio of expenses to average net assets*** ......................................          1.31%+
Ratio of net income (loss) to average net assets*** .............................         (0.03)%+
Portfolio turnover rate .........................................................        120.78%++


GLOBAL SMALLER COMPANIES FUND


                                                                                        CLASS I
                                                                                      ----------
                                                                                      11/30/01**
                                                                                         to
                                                                                      10/31/02
                                                                                      ----------
Per Share Data:*
Net asset value, beginning of period ............................................     $   11.66
                                                                                      ---------
Income from investment operations:
Net investment income (loss) ....................................................         (0.04)
Net gain (loss) on securities (both realized and unrealized) ....................         (2.98)
Net gain (loss) on foreign currency transactions (both realized and unrealized)@@          0.36
                                                                                      ---------
Total from investment operations ................................................         (2.66)
                                                                                      ---------
Less distributions:
Dividends from net investment income ............................................            --
Distributions from capital gains ................................................            --
                                                                                      ---------
Total distributions .............................................................            --
                                                                                      ---------
Net asset value, end of period ..................................................     $    9.00
                                                                                      =========
Total Return: ...................................................................        (22.81)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ........................................     $   3,161
Ratio of expenses to average net assets*** ......................................          1.24%+
Ratio of net income (loss) to average net assets*** .............................         (0.43)%+
Portfolio turnover rate .........................................................         99.70%++


----------
See footnotes on page 27.

INTERNATIONAL GROWTH FUND


                                                                                        CLASS I
                                                                                      ----------
                                                                                      11/30/01**
                                                                                         to
                                                                                      10/31/02
                                                                                      ----------
Per Share Data:*
Net asset value, beginning of period ............................................     $   10.13
                                                                                      ---------
Income from investment operations:
Net investment income (loss) ....................................................          0.03
Net gain (loss) on securities (both realized and unrealized) ....................         (2.35)
Net gain (loss) on foreign currency transactions (both realized and unrealized)@@          0.51
                                                                                      ---------
Total from investment operations ................................................         (1.81)
                                                                                      ---------
Less distributions:
Dividends from net investment income ............................................            --
Distributions from capital gains ................................................            --
                                                                                      ---------
Total distributions .............................................................            --
                                                                                      ---------
Net asset value, end of period ..................................................     $    8.32
                                                                                      =========
Total Return: ...................................................................        (17.87)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ........................................     $   2,646
Ratio of expenses to average net assets*** ......................................          1.38%+
Ratio of net income (loss) to average net assets*** .............................          0.41%+
Portfolio turnover rate .........................................................        216.01%++

----------
  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

*** Seligman, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursements for the Funds, the ratios of expenses and net investment income (loss) would have been 1.94% and 0.05% for Emerging Markets Fund, 1.44% and (0.16)%, for Global Growth Fund, 1.29% and (0.48)% for Global Smaller Companies Fund, and 1.45% and 0.35% for the International Growth Fund, respectively.

  @   Less than $0.01.

 @@ The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

  +   Annualized.

 ++   For the year ended October 31, 2002.

How to Contact Us

The Fund                      Write:      Corporate Communications/
                                          Investor Relations Department
                                          J. & W. Seligman & Co. Incorporated
                                          100 Park Avenue, New York, NY 10017

                              Phone:      Toll-Free (800) 221-7844 in the US or
                                          (212) 850-1864 outside the US


                              Website:    www.seligman.com


Your Regular
(Non-Retirement)
Account                       Write:      Shareholder Services Department
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                              Phone:      Toll-Free (800) 221-2450 in the US or
                                          (212) 682-7600 outside the US


                              Website:    www.seligman.com


Your Retirement
Account                       Write:      Retirement Plan Services
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                              Phone:      Toll-Free (800) 445-1777

            -------------------------------------------------------------------


            24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at www.seligman.com.


            -------------------------------------------------------------------

For More Information

The information below is available without charge upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Funds' investments. In the Funds' Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

This prospectus is intended for use in connection with certain tax-deferred investment programs.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------


Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-6485

                        SELIGMAN GLOBAL FUND SERIES, INC.

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                         Seligman Global Technology Fund
                       Seligman International Growth Fund


                       Statement of Additional Information
                                  March 1, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Global Fund Series, Inc., dated March 1, 2003, offering Class A shares, Class B shares, Class C shares and Class D shares of each Fund in the Series, and the current Prospectus, dated March 1, 2003, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, the Prospectuses). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers.


The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


      Fund History ..................................................    2
      Description of the Funds and their Investments and Risks ......    2
      Management of the Funds .......................................    9
      Control Persons and Principal Holders of Securities ...........   15
      Investment Advisory and Other Services ........................   17
      Brokerage Allocation and Other Practices ......................   26
      Capital Stock and Other Securities ............................   27
      Purchase, Redemption, and Pricing of Shares ...................   27
      Taxation of the Funds .........................................   33
      Underwriters ..................................................   35
      Calculation of Performance Data ...............................   37
      Financial Statements ..........................................   41
      General Information ...........................................   41
      Appendix A ....................................................   42
      Appendix B ....................................................   44


EQSHG1A

                                  Fund History

Seligman Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000.

            Description of the Funds and their Investments and Risks

Classification

Seligman Global Fund Series, Inc. (the Series) is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund (Emerging Markets Fund)
Seligman Global Growth Fund (Global Growth Fund)
Seligman Global Smaller Companies Fund (Global Smaller Companies Fund) Seligman Global Technology Fund (Global Technology Fund)
Seligman International Growth Fund (International Growth Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectuses.

General. In allocating each Fund's investments among geographic regions and individual countries, the investment manager will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.


Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when the investment manager believes that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.


Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the investment manager to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the investment manager to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (See Appendix A to this SAI which contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and

GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. The investment manager believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.


A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to purchase put options, call options, put spreads and collars, to sell covered call options and to invest in forward foreign currency exchange contracts and stock purchase rights and warrants, as more fully described below.


Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund's investment restrictions regarding such securities.

A Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.


Options. An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). In addition, privately negotiated options (i.e. over-the-counter) will expose a Fund to the risk of counterparty non-performance.

Other Investment Companies. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. Each Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.


Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Funds' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 5% of each Fund's total assets (except the Emerging Markets Fund, where such borrowings will not exceed 10% of the Fund's total assets) and will be made at prevailing interest rates. Each Fund's borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, that Fund must reduce its borrowings so as to meet the foregoing test within three business days. Under these circumstances, a Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Fund could decrease faster than if there had been no borrowings.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to broker/dealers or other institutions if the investment manager believes such loans will be beneficial to a Fund. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays that Fund any dividend or interest paid on the securities. A Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, a Fund's investment strategies are not fundamental and the Funds, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, each Fund may not:

1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities);

2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities);

3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer;

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation;

5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended, and other applicable law or for the purpose of hedging the Fund's obligations under the deferred compensation plan for directors;

6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost;

7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets;

8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Fund) of its total assets, as described above;

9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions)'

10.   Invest in companies for the purpose of exercising control or management;

11. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities;

12. Purchase or retain securities of any issuer (other than the shares of the Fund) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein); or

14.   Make short sales except short sales against-the-box.

Each Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 2002 and 2001 were:

            Fund                                 2002         2001
            ----                                 ----         ----
            Emerging Markets Fund               149.82%      133.56%
            Global Growth Fund                  120.78       188.94
            Global Smaller Companies Fund        99.70        87.51
            Global Technology Fund              151.83       130.19
            International Growth Fund           216.01       276.76


                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information


Information with respect to Directors and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                             Number of
                                Term of                                                                      Portfolios
                              Office and                                                                      in Fund
                               Length of                                                                      Complex
Name, (Age), Position(s)         Time          Principal Occupation(s) During Past 5 Years, Directorships    Overseen
      With Fund                 Served*                         and Other Information                       by Director
      ---------                 -------                         ---------------------                       -----------
-----------------------------------------------------------------------------------------------------------------------
                                                                INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)          1995 to Date     Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts       61
Director                                      University; Director or Trustee of each of the investment
                                              companies of the Seligman Group of Funds**; Chairman
                                              Emeritus, American Council on Germany; National Defense
                                              University and the Institute for Defense Analyses. Formerly,
                                              Director, USLIFE Corporation, life insurance; Governor of
                                              the Center for Creative Leadership; Director, Raytheon Co.,
                                              defense and commercial electronics; and Trustee of the
                                              Institute for Defense Analyses. From June 1987 to June 1992,
                                              he was the Supreme Allied Commander, Europe and the
                                              Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)       1992 to Date      President Emeritus, Sarah Lawrence College; Director or            61
Director                                      Trustee of each of the investment companies of the Seligman
                                              Group of Funds**; Director, Jeannette K. Watson Summer
                                              Fellowship, summer internships for college students;
                                              Trustee, Save the Children, nonoprofit child-assistance
                                              organization, and the Committee for Economic Development;
                                              Governor, Court of Governors, London School of Economics;
                                              and Director, Public Broadcasting Service (PBS). Formerly,
                                              Chairman, The Rockefeller Foundation, charitable foundation;
                                              and Director, New York Telephone Company.

Frank A. McPherson (69)     1995 to Date      Retired Chairman of the Board and Chief Executive Officer of       61
Director                                      Kerr-McGee Corporation, diversified energy company; Director or Trustee of each of the investment companies of the
                                              Seligman Group of Funds**; Director, ConocoPhillips,
                                              integrated international oil corporation, Integris Health, owner of various hospitals, BOK Financial, bank holding
                                              company, Oklahoma Chapter of the Nature Conservancy,
                                              Oklahoma Medical Research Foundation, Boys and Girls Clubs
                                              of Oklahoma, Oklahoma City Public Schools Foundation and
                                              Oklahoma Foundation for Excellence in Education. Formerly,
                                              Director, Kimberly-Clark Corporation, consumer products.

John E. Merow (73)          1992 to Date      Retired Chairman and Senior Partner, Sullivan & Cromwell           61
Director                                      LLP, law firm; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director,
                                              Commonwealth Industries, Inc., manufacturer of aluminum
                                              sheet products; Director and Treasurer, the Foreign Policy
                                              Association; Director Emeritus, Municipal Art Society of New
                                              York; Trustee and Secretary, the U.S. Council for
                                              International Business; Trustee, New York-Presbyterian
                                              Hospital; Trustee and Vice Chairman, New York-Presbyterian
                                              Healthcare System, Inc.; and Member of the American Law
                                              Institute and Council on Foreign Relations.

Betsy S. Michel (60)        1992 to Date      Attorney; Director or Trustee of each of the investment            61
Director                                      companies of the Seligman Group of Funds**; Trustee, The
                                              Geraldine R. Dodge Foundation, charitable foundation, and
                                              World Learning, Inc., charitable foundation. Formerly,
                                              Chairman of the Board of Trustees of St. George's School
                                              (Newport, RI).

Leroy C. Richie (61)        2000 to Date      Chairman and Chief Executive Officer, Q Standards Worldwide,       60
Director                                      Inc., library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of
                                              Funds** (except Seligman Cash Management Fund, Inc.);
                                              Director, Kerr-McGee Corporation, diversified energy
                                              company, and Infinity, Inc., oil and gas services and
                                              exploration; Director and Chairman, Highland Park Michigan
                                              Economic Development Corp. Formerly, Trustee, New York
                                              University Law Center Foundation; Vice Chairman, Detroit
                                              Medical Center and Detroit Economic Growth Corp.; and
                                              Chairman and Chief Executive Officer, Capital Coating
                                              Technologies, Inc., applied coating technologies; and Vice
                                              President and General Counsel, Automotive Legal Affairs,
                                              Chrysler Corporation.

                                                                                                             Number of
                                Term of                                                                      Portfolios
                              Office and                                                                      in Fund
                               Length of                                                                      Complex
Name, (Age), Position(s)         Time          Principal Occupation(s) During Past 5 Years, Directorships    Overseen
      With Fund                 Served*                         and Other Information                       by Director
      ---------                 -------                         ---------------------                       -----------
James Q. Riordan (75)       1992 to Date      Director or Trustee of each of the investment companies of         61
Director                                      the Seligman Group of Funds**; Director or Trustee, The
                                              Houston Exploration Company, oil exploration, and the
                                              Committee for Economic Development. Formerly, Vice Chairman,
                                              Mobil Corporation, petroleum and petrochemicals; Co-Chairman of the Policy Council of the Tax Foundation; Director and
                                              President, Bekaert Corporation, high-grade steel cord, wire and fencing products; and a Director or Trustee of Tesoro
                                              Petroleum Companies, Inc., Dow Jones & Company, Inc.,
                                              business and financial news, KeySpan Corporation,
                                              diversified energy and electric company, The Brooklyn Museum and the Public Broadcasting Service (PBS).

Robert L. Shafer (70)       1992 to Date      Retired Vice President, Pfizer Inc., pharmaceuticals;              61
Director                                      Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director, USLIFE
                                              Corporation, life insurance.

James N. Whitson (67)       1993 to Date      Retired Executive Vice President and Chief Operating               61
Director                                      Officer, Sammons Enterprises, Inc., a diversified holding
                                              company; Director or Trustee of each of the investment
                                              companies of the Seligman Group of Funds**; Director,
                                              Sammons Enterprises, Inc.; and Director, C-SPAN, cable
                                              television networks, and CommScope, Inc., manufacturer of
                                              coaxial cable. Formerly, Consultant, Sammons Enterprises,
                                              Inc.
-----------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)     2002 to Date      Managing Director and Chief Investment Officer, J. & W.            60
Director                                      Seligman & Co. Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of Seligman Cash Management Fund, Inc.;
                                              Member of the Association of Investment Management and
                                              Research, the New York Society of Security Analysts and the
                                              London Society of Investment Professionals. Formerly Deputy
                                              Chairman and Group Chief Executive Officer of HSBC Asset
                                              Management and, prior to that, Managing Director and Chief
                                              Investment Officer of Prudential Diversified Investments.

William C. Morris*** (64)   1992 to Date      Chairman, J. & W. Seligman & Co. Incorporated, Chairman of         61
Director and Chairman of                      the Board and Director or Trustee of each of the investment
the Board                                     companies of the Seligman Group of Funds**; Chairman,
                                              Seligman Advisors, Inc., Seligman Services, Inc. and Carbo
                                              Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; and Director, Seligman Data Corp. and
                                              Kerr-McGee Corporation, a diversified energy company.
                                              Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds

Brian T. Zino*** (50)         Pres.:          Director and President, J. & W. Seligman & Co. Incorporated;       61
Director, President and        1993           President, Chief Executive Officer and Director or Trustee
Chief Executive Officer       to Date         of each of the investment companies of the Seligman Group of
                            Dir.: 1995        Funds**; Director, Seligman Advisors, Inc. and Seligman
                              to Date         Services, Inc.; Chairman, Seligman Data Corp.; Member of the
                            CEO.: Nov.        Board of Governors of the Investment Company Institute; and
                              2002 to         Vice Chairman, ICI Mutual Insurance Company.
                               Date

Daniel J. Barker (35)       2000 to Date      Managing Director, J. & W. Seligman & Co. Incorporated; Vice       N/A
Vice President and                            President of Seligman Portfolios, Inc. and Portfolio Manager
Portfolio Manager                             of its Global Smaller Companies Portfolio. Formerly,
                                              Portfolio Manager at GE Investments since 1994.

David F. Cooley (39)        2001 to Date      Managing Director, J. & W. Seligman & Co. Incorporated; Vice       N/A
Vice President and                            President, Seligman Portfolios, Inc. and Portfolio Manager
Portfolio Manager                             of its International Growth Portfolio and Co-Portfolio
                                              Manager of its Global Growth Portfolio. Formerly, Managing
                                              Director, Investments, Gratry and Company; Director of
                                              Global Growth Equity, National City Investment Management
                                              Company; and International Equity Portfolio Manager, Society
                                              Asset Management.

                                                                                                             Number of
                                Term of                                                                      Portfolios
                              Office and                                                                      in Fund
                               Length of                                                                      Complex
Name, (Age), Position(s)         Time          Principal Occupation(s) During Past 5 Years, Directorships    Overseen
      With Fund                 Served*                         and Other Information                       by Director
      ---------                 -------                         ---------------------                       -----------
Marion S. Schultheis (57)   1998 to Date      Managing Director, J. & W. Seligman & Co. Incorporated since       N/A
Vice President and                            May 1998; Vice President and Portfolio Manager, Seligman
Portfolio Manager                             Capital Fund, Inc. and Seligman Growth Fund, Inc.; Vice
                                              President Seligman Portfolios, Inc. and Portfolio Manager of
                                              its Capital Portfolio and Co-Portfolio Manager of its Global
                                              Growth Portfolio. Formerly, Managing Director at Chancellor
                                              LGT from October 1997 until May 1998; and Senior Portfolio
                                              Manager at IDS Advisory Group Inc. from August 1987 until
                                              October 1997.

Steven A. Werber (37)       2000 to Date      Senior Vice President, J. & W. Seligman & Co. Incorporated;        N/A
Vice President and                            Vice President, Seligman Portfolios, Inc. and Co-Portfolio
Co-Portfolio Manager                          Manager of its Global Technology Portfolio. Formerly,
                                              Analyst and Portfolio Manager at Fidelity Investments
                                              International since 1996.

Richard M. Parower (37)     2002 to Date      Senior Vice President, Investment Officer, J. & W. Seligman        N/A
Vice President and                            & Co. Incorporated; Vice President, Seligman Portfolios,
Portfolio Manager                             Inc. and Co-Portfolio Manager of its Global Technology
                                              Portfolio. Formerly, Senior Analyst with Citibank Global
                                              Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset
                                              Management from September 1995 to June 1998.

Thomas G. Rose (45)         2000 to Date      Senior Vice President, Finance, J. & W. Seligman & Co.             N/A
Vice President                                Incorporated, Seligman Advisors, Inc. and Seligman Data
                                              Corp.; Vice President of each of the investment companies of the Seligman Group of Funds** and of Seligman Services, Inc.
                                              and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)       V.P.: 1992       Senior Vice President and Treasurer, Investment Companies,         N/A
Vice President and             to Date        J. & W. Seligman & Co. Incorporated; Vice President and
Treasurer                   Treas.: 2000      Treasurer of each of the investment companies of the
                               to Date        Seligman Group of Funds** and of Seligman Data Corp.
                                              Formerly, Senior Vice President, Finance, J. & W. Seligman &
                                              Co. Incorporated, Seligman Advisors, Inc., Seligman
                                              International, Inc. and Seligman Data Corp.; Vice President,
                                              Seligman Services, Inc.; and Treasurer, Seligman
                                              International, Inc. and Seligman Henderson Co.

Frank J. Nasta (38)         1994 to Date      Managing Director, General Counsel and Corporate Secretary,        N/A
Secretary                                     J. & W. Seligman & Co. Incorporated; Secretary of each of
                                              the investment companies of the Seligman Group of Funds**;
                                              and Corporate Secretary, Seligman Advisors, Inc., Seligman
                                              Services, Inc., Seligman International, Inc. and Seligman
                                              Data Corp. Formerly, Corporate Secretary, Seligman Henderson
                                              Co. and Senior Vice President, Law and Regulation, J. & W.
                                              Seligman & Co. Incorporated.


----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.


Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie and, Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2002, the Directors beneficially owned shares in each Fund in the Series and in the Seligman Group of Funds as follows:


Independent Directors

                    Dollar Range of Shares Owned By Director


                                                                                                               Aggregate Dollar
                                                                                                                Range of Shares
                                                                                                                   Owned by
                                                                                                                 Director in
                       Emerging            Global        Global Smaller         Global         International    Seligman Group
Name                    Markets            Growth           Companies         Technology           Growth          of Funds
----                    -------            ------           ---------         ----------           ------          --------
John R. Galvin         $1-$10,000         $1-$10,000        $1-$10,000        $1-$10,000          $1-$10,000     $10,001-$50,000
Alice S. Ilchman       $1-$10,000         $1-$10,000      $10,001-$50,000   $10,001-$50,000       $1-$10,000      Over $100,000
Frank A. McPherson   $10,001-$50,000   $10,001-$50,000    $10,001-$50,000     $1-$10,000       $10,001-$50,000    Over $100,000
John E. Merow        $10,001-$50,000   $10,001-$50,000    $10,001-$50,000   $50,001-$100,000   $10,001-$50,000    Over $100,000
Betsy S. Michel        $1-$10,000      $10,001-$50,000      $1-$10,000      $10,001-$50,000       $1-$10,000      Over $100,000
Leroy C. Richie        $1-$10,000         $1-$10,000        $1-$10,000        $1-$10,000          $1-$10,000     $10,001-$50,000
James Q. Riordan       $1-$10,000         $1-$10,000        $1-$10,000        $1-$10,000          $1-$10,000      Over $100,000
Robert L. Shafer       $1-$10,000         $1-$10,000        $1-$10,000        $1-$10,000          $1-$10,000      Over $100,000
James N. Whitson       $1-$10,000      $10,001-$50,000    $10,001-$50,000   $10,001-$50,000    $10,001-$50,000    Over $100,000

Interested Directors

                    Dollar Range of Shares Owned By Director

                                                                                                                   Aggregate Dollar
                                                                                                                    Range of Shares
                                                                                                                       Owned by
                                                                                                                      Director in
                        Emerging            Global        Global Smaller         Global        International        Seligman Group
Name                     Markets            Growth           Companies         Technology          Growth              of Funds
----                    --------            ------          ----------         ----------          ------             ---------
Paul C. Guidone           None               None              None               None              None          $50,001-$100,000
William C. Morris    $10,001-$50,000  $50,001-$100,000     $10,001-$50,000   $50,001-$100,000  $50,001-$100,000   $50,001 - $100,000
Brian T. Zino         Over $100,000   $50,001-$100,000      Over $100,000     Over $100,000      Over $100,000       Over $100,000
                                                                                                                     Over $100,000

Compensation


                                                                   Pension or               Total Compensation
                                           Aggregate           Retirement Benefits            From Funds and
           Name and                      Compensation           Accrued as Part of           Fund Complex Paid
     Position with Funds                From Funds (1)            Fund Expenses             to Directors (1)(2)
     -------------------                --------------            -------------             -------------------
John R. Galvin, Director                    $5,255                     N/A                        $99,000
Alice S. Ilchman, Director                   4,987                     N/A                         93,000
Frank A. McPherson, Director                 5,121                     N/A                         96,000
John E. Merow, Director                      5,255                     N/A                         99,000
Betsy S. Michel, Director                    5,255                     N/A                         99,000
James C. Pitney, Director(3)                 2,934                     N/A                         52,500
Leroy C. Richie, Director                    4,955                     N/A                         99,000
James Q. Riordan, Director                   5,121                     N/A                         96,000
Robert L. Shafer, Director                   5,121                     N/A                         93,000
James N. Whitson, Director                   5,255(4)                  N/A                         99,000(4)

----------
(1)   For the Fund's fiscal year ended October 31, 2002.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has adopted a compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of October 31, 2002 was $32,247.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $5,796, as of October 31, 2002.


The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their obligations in connection with the deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, www.sec.gov.


              Control Persons and Principal Holders of Securities

Control Persons


As of February 3, 2003, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.


Principal Holders


As of February 3, 2003, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following
Funds:

                                                                                   Percentage
                                                                                    of Total
                         Name and Address                      Fund/Class          Shares Held
                         ----------------                      ----------          -----------
     Sterling Trust Company Custodian FBO Plumbers Local       Emerging               5.35%
     Union No. 93, 1380 Lawrence Street, Denver, CO  80204     Markets/A

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging               19.89%
     Lake Drive East, Jacksonville, FL  32246                  Markets/B

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging               13.19%
     Lake Drive East, Jacksonville, FL  32246                  Markets/D

     State Street Bank & Trust FBO Parental Savings Trust      Emerging               38.36%
     Fund College Horizon 17, Attn. Eric McCauley, 105         Markets/I
     Rosemont Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO J. & W. Seligman &       Emerging               24.92%
     Co., Incorporated Matched Accumulation Plan, Attn.        Markets/I
     Pension Plan Services, 100 Park Avenue, New York, NY
     10017

     State Street Bank & Trust FBO Parental Savings Trust      Emerging               24.78%
     Fund College Horizon 7, Attn. Eric McCauley, 105          Markets/I
     Rosemont Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO The Seligman Data        Emerging               11.88%
     Corp. 401K/Thrift Plan, Attn. Pension Plan Services,      Markets/I
     100 Park Avenue, New York, NY 10017

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 22.00%
     Lake Drive East, Jacksonville, FL  32246                  Growth /A

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 27.28%
     Lake Drive East, Jacksonville, FL  32246                  Growth /B

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                32.40%
     Lake Drive East, Jacksonville, FL  32246                  Growth/D

                                                                                   Percentage
                                                                                    of Total
                         Name and Address                      Fund/Class          Shares Held
                         ----------------                      ----------          -----------
     Investors Fiduciary Trust Co FBO J. & W. Seligman &       Global                 67.31%
     Co., Incorporated Matched Accumulation Plan, Attn.        Growth/I
     Pension Plan Services, 100 Park Avenue, New York, NY
     10017

     State Street Bank & Trust FBO Parental Savings Trust      Global                 21.45%
     Fund College Horizon 2, Attn. Eric McCauley, 105          Growth/I
     Rosemont Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO The Seligman Data        Global                 11.17%
     Corp. 401K/Thrift Plan, Attn. Pension Plan Services,      Growth/I
     100 Park Avenue, New York, NY 10017

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         11.67%
     Lake Drive East, Jacksonville, FL  32246                  Companies/A

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         22.27%
     Lake Drive East, Jacksonville, FL  32246                  Companies/B

     Prudential Securities Inc. FBO Canadian Imperial          Global Smaller          6.93%
     Holdings Inc, 425 Park Avenue, FRNT 5, New York, NY       Companies./C
     10017

     Prudential Securities Inc. FBO Canadian Imperial          Global Smaller         6.57%
     Holdings Inc, 425 Park Avenue, FRNT 5, New York, NY       Companies./C
     10017

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         32.31%
     Lake Drive East, Jacksonville, FL  32246                  Companies/D

     State Street Bank & Trust FBO Parental Savings Trust      Global Smaller         38.66%
     Fund College Horizon 17, Attn. Eric McCauley, 105         Companies/I
     Rosemont Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO J. & W. Seligman &       Global Smaller         29.11%
     Co., Incorporated Matched Accumulation Plan, Attn.        Companies/I
     Pension Plan Services, 100 Park Avenue, New York, NY
     10017

     State Street Bank & Trust FBO Parental Savings Trust      Global Smaller         23.63%
     Fund College Horizon 7, Attn. Eric McCauley105 Rosemont   Companies/I
     Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO J. & W. Seligman &       Global Smaller          8.56%
     Co., Incorporated Matched Accumulation Plan, Attn.        Companies/I
     Pension Plan Services, 100 Park Avenue, New York, NY
     10017

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 12.59%
     Lake Drive East, Jacksonville, FL  32246                  Technology/A

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 24.26%
     Lake Drive East, Jacksonville, FL  32246                  Technology/B

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 24.37%
     Lake Drive East, Jacksonville, FL  32246                  Technology/D

     Seligman Time Horizon Harvester Fund, c/o Treasurer's     International           7.65%
     Dept., 100 Park Avenue, New York, NY 10017                Growth/A

     Sterling Trust Company, FBO Plumbers Local Union 93,      International           6.63%
     1380 Lawrence Street, Suite 1400, Denver, CO  80204       Growth/A

     Seligman Time Horizon 10 Fund, c/o Treasurer's Dept.,     International           6.50%
     100 Park Avenue, New York, NY  10017                      Growth/A

                                                                                   Percentage
                                                                                    of Total
                         Name and Address                      Fund/Class          Shares Held
                         ----------------                      ----------          -----------
     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       International         11.45%
     Lake Drive East, Jacksonville, FL  32246                  Growth/B

     MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       International         11.30%
     Lake Drive East, Jacksonville, FL  32246                  Growth/D

     State Street Bank & Trust FBO Parental Savings Trust      International         35.23%
     Fund College Horizon 7, Attn. Eric McCauley, 105          Growth/I
     Rosemont Ave, Westwood, MA  02090-2318

     State Street Bank & Trust FBO Parental Savings Trust      International         27.07%
     Fund College Horizon 17, Attn. Eric McCauley, 105         Growth/I
     Rosemont Ave, Westwood, MA  02090-2318

     State Street Bank & Trust FBO Parental Savings Trust      International         18.14%
     Fund College Horizon 2, Attn. Eric McCauley, 105          Growth/I
     Rosemont Ave, Westwood, MA  02090-2318

     Investors Fiduciary Trust Co FBO J. & W. Seligman &       International         17.18%
     Co., Incorporated Matched Accumulation Plan, Attn.        Growth/I
     Pension Plan Services, 100 Park Avenue, New York, NY
     10017


As of the same period, there were no principal holders who owned 5% or more of any of the Funds' Class C shares of capital stock then outstanding.

Management Ownership


As of February 3, 2003, Directors and officers of the Funds as a group owned less than 1% of the Emerging Markets Fund's Class A shares of capital stock then outstanding, the Global Growth Fund's Class A shares of capital stock then outstanding, and the Global Smaller Companies Fund's Class A shares of capital stock then outstanding, with the exception of the International Growth Fund, of which Directors and officers as a group owned 1.97% of the Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of these Funds did not own any Class B, Class C or Class D shares of the then outstanding shares of capital stock of these Funds.

As of February 3, 2003, Directors and officers of the Funds as a group owned:
2.02% of the Emerging Markets Fund's Class I shares of capital stock then outstanding; 4.62% of the Global Growth Fund's Class I shares of capital stock then outstanding; and 1.93% of the Global Smaller Companies Fund's Class I shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned less than 1% of the International Growth Fund's Class I shares of capital stock then outstanding.


                     Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Funds . No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to their investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix B to this SAI for information regarding the history of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a fee for its management services equal to a percentage of the Fund's average daily net assets. The fee rate declines as each Fund's net assets increase. The management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of average daily net assets on the first $1 billion of net assets, 1.15% of average daily net assets on the next $1 billion and 1.05% of average daily net assets in excess of $2 billion. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, .95% of average daily net assets on the next $2 billion and .90% of average daily net assets in excess of $4 billion. The management fee rate with respect to each other Fund is equal to an annual rate of 1.00% of average daily net assets on the first $1 billion of net assets, .95% of average daily net assets on the next $1 billion and .90% of average daily net assets in excess of $2 billion. The following table indicates the management fees paid by each Fund as well as the percentage of each Fund's average daily net assets for the fiscal years ended October 31, 2002, 2001 and 2000.

                                                                      Management             % of
                                                 Fiscal Year             Fee            Average Daily
    Fund                                            Ended              Paid ($)         Net Assets (%)
    ----                                            -----              --------         --------------
    Emerging Markets Fund                          10/31/02          $   581,883             1.25%
                                                   10/31/01              509,795             1.25
                                                   10/31/00              838,479             1.25

    Global Growth Fund                             10/31/02          $ 1,049,223             1.00%
                                                   10/31/01            1,982,805             1.00
                                                   10/31/00            2,889,667             1.00

    Global Smaller Companies Fund                  10/31/02          $ 2,288,556             1.00%
                                                   10/31/01            3,500,955             1.00
                                                   10/31/00            5,613,207             1.00

    Global Technology Fund                         10/31/02          $ 7,230,223             1.00%
                                                   10/31/01           12,303,801             1.00
                                                   10/31/00           20,082,299             1.00

    International Growth Fund                      10/31/02          $   420,238             1.00%
                                                   10/31/01              530,337             1.00
                                                   10/31/00              882,667             1.00

On November 21, 2002, at a meeting of the Board of Directors, the Board did not renew the sub-advisory agreement (Sub-advisory Agreement) for the sub-advisory services of Henderson Investment Management Limited (HIML) in respect of the Global Smaller Companies Fund. As a result, the Sub-advisory Agreement expired on December 31, 2002. HIML continued to provide investment advice, research and other assistance with respect to the Global Smaller Companies Fund's non-US investments through December 31, 2002. Thereafter, Seligman assumed full responsibility for the Global Smaller Companies Fund's non-US investments. HIML no longer furnishes any sub-advisory services with respect to the Funds.

Each Fund pays all of its expenses, other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among each Fund and among the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.


The Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Management Agreement was initially approved by the Board of Directors at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the

Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 21, 2002 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement with Seligman with respect to each Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement and Sub-Advisory Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for each Fund and by HIML with respect to the Global Smaller Companies Fund (including investment performance comparisons with other comparable mutual funds and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Funds and the other investment companies in the Seligman Group; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Funds and to the other investment companies in the Seligman Group and the costs borne by, and profitability of, HIML in providing investment advisory services to the Global Smaller Companies Fund; (5) information concerning each Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of each Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to each Fund and to Seligman; (7) portfolio turnover for each Fund and other comparable mutual funds; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of each Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman and HIML. In addition to the information received by the Directors in connection with the November 21, 2002 Board of Directors meeting, the Board receives detailed information related to performance of each Fund at each Board meeting during the year. The Board considered organizational and operational changes, as well as changes in personnel, designed to improve investment results of the Funds that had been made in the prior year and had been previously reported by Seligman to the Board.


Expenses of each Fund. The Board also considered the management fee rate paid by each Fund to Seligman and the other expenses of each Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for the full-year 2002. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman Group investment companies on a fund-by-fund basis. The Directors also reviewed information concerning profitability of HIML's investment advisory activities with respect to Seligman Global Smaller Companies Fund based on estimates for the coming year. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman and HIML in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman, where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to each Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of each Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated March 19, 1992, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds with respect to their investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Funds, as set forth below:

Class A shares:

                                                                  Regular Dealer
                           Sales Charge        Sales Charge         Reallowance
                            as a % of          as a % of Net         as a % of
Amount of Purchase      Offering Price(1)     Amount Invested     Offering Price
------------------      -----------------     ---------------     --------------
Less than $50,000              4.75%               4.99%               4.25%
$50,000 - $99,999              4.00                4.17                3.50
$100,000 - $249,999            3.50                3.63                3.00
$250,000 - $499,999            2.50                2.56                2.25
$500,000 - $999,999            2.00                2.04                1.75
$1,000,000 and over               0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                           Sales Charge        Sales Charge         Reallowance
                            as a % of          as a % of Net         as a % of
Amount of Purchase      Offering Price(1)     Amount Invested     Offering Price
------------------      -----------------     ---------------     --------------
Less than    $100,000          1.00%               1.01%               1.00%
$100,000  -  $249,999          0.50                0.50                0.50
$250,000  -  $1,000,000           0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2002, 2001 and 2000 , Seligman Services received commissions in the following amounts:

                                                   Commissions Paid
                                                         to
                                                  Seligman Services
                                                  -----------------
Fund                                     2002            2001           2000
----                                     ----            ----           ----
Emerging Markets Fund                   $  714         $   450        $ 1,392
Global Growth Fund                         281          24,293         40,940
Global Smaller Companies Fund            1,623           1,110          4,425
Global Technology Fund                   7,757          13,423         77,762
International Growth Fund                  797             248            764


Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C and Class D shares. (There is no administration, shareholder services and distribution fee in respect of any Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2002 and such amounts as a percentage of Class A shares' average daily net assets, were as follows:

                                                  Total      % of Average
            Fund                                Fees Paid     Net Assets
            ----                                ---------     ----------
            Emerging Markets Fund               $   72,096       0.25%
            Global Growth Fund                     126,058       0.25
            Global Smaller Companies Fund          245,399       0.25
            Global Technology Fund               1,035,315       0.25
            International Growth Fund               59,617       0.24


Class B


Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and
(ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2002, was equal to 1% per annum of the Class B shares' average daily net assets, as follows:

                                                             Total
            Fund                                           Fees Paid
            ----                                           ---------
            Emerging Markets Fund                         $   82,049
            Global Growth Fund                               194,920
            Global Smaller Companies Fund                    651,734
            Global Technology Fund                         1,099,915
            International Growth Fund                         54,254


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service

Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2002 was equal to 1% per annum of the Class C shares' average daily net assets, as follows:

                                                              Total
            Fund                                            Fees Paid
            ----                                            ---------
            Emerging Markets Fund                           $ 10,543
            Global Growth Fund                                56,401
            Global Smaller Companies Fund                     19,475
            Global Technology Fund                           403,490
            International Growth Fund                         20,958


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2002, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown below are percentages of each Fund's net assets:

                                                Amount of
                                          Unreimbursed Expenses            % of the
                                          Incurred with Respect          Net Assets of
                                                    to                    Class C at
       Fund                                   Class C Shares          September 30, 2002
       ----                                   --------------          ------------------
       Emerging Markets Fund                  $   59,707                     6.57%
       Global Growth Fund                        254,839                     7.56
       Global Smaller Companies Fund              71,712                     4.35
       Global Technology Fund                  1,787,087                     7.35
       International Growth Fund                 126,412                     8.04


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D


Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2002 was equal to 1% per annum of the Class D shares' average daily net assets, as follows:

                                                             Total
            Fund                                           Fees Paid
            ----                                           ---------
            Emerging Markets Fund                         $   66,506
            Global Growth Fund                               274,747
            Global Smaller Companies Fund                    595,667
            Global Technology Fund                         1,501,842
            International Growth Fund                         85,896


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2002, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                               Amount of                 % of the
                                         Unreimbursed Expenses        Net Assets of
                                       Incurred with Respect to         Class D at
       Fund                                 Class D Shares          September 30, 2002
       ----                                 --------------          ------------------
       Emerging Markets Fund                 $  416,186                   7.04%
       Global Growth Fund                       781,846                   4.69
       Global Smaller Companies Fund          3,093,626                   7.18
       Global Technology Fund                 2,987,102                   3.42
       International Growth Fund                855,846                  12.69


If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C and Class D shares for the fiscal year ended October 31, 2002, were spent on the following activities in the following amounts:

                                           Compensation   Compensation
                                                to             to            Other
Fund/Class                                 Underwriters  Broker/Dealers  Compensation*
----------                                 ------------  --------------  -------------
Emerging Markets Fund/Class A                $   -0-       $   72,096      $    -0-
Emerging Markets Fund/Class B*                   -0-           20,512        61,537
Emerging Markets Fund/Class C                  3,068            7,475           -0-
Emerging Markets Fund/Class D                 15,111           51,395           -0-

Global Growth Fund/Class A                   $   -0-       $  126,058      $    -0-
Global Growth Fund/Class B*                      -0-           48,730       146,190
Global Growth Fund/Class C                     6,051           50,350           -0-
Global Growth Fund/Class D                       -0-          274,747           -0-

Global Smaller Companies Fund/Class A        $   -0-       $  245,399      $    -0-
Global Smaller Companies Fund/Class B*           -0-          162,933       488,801
Global Smaller Companies Fund/Class C          6,255           13,220           -0-
Global Smaller Companies Fund/Class D         13,421          582,246           -0-

Global Technology Fund/Class A               $   -0-       $1,035,315      $    -0-
Global Technology Fund/Class B*                  -0-          274,979       824,936
Global Technology Fund/Class C                22,353          381,137           -0-
Global Technology Fund/Class D                   -0-        1,501,842           -0-

                                           Compensation   Compensation
                                                to             to            Other
Fund/Class                                 Underwriters  Broker/Dealers  Compensation*
----------                                 ------------  --------------  -------------
International Growth Fund/Class A            $   -0-       $   59,617      $    -0-
International Growth Fund/Class B*               -0-           13,563        40,691
International Growth Fund/Class C              5,127           15,831           -0-
International Growth Fund/Class D             12,670           73,226           -0-


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Growth Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (Qualified Directors) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund's Class C shares on June 1, 1999.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                            Distribution and Service Fees
                                              Paid to Seligman Services
                                              -------------------------
      Fund                                 2002         2001         2000
      ----                                 ----         ----         ----
      Emerging Markets Fund              $ 5,052     $  4,171     $  7,871
      Global Growth Fund                   5,278       11,247       14,406
      Global Smaller Companies Fund       13,825       25,263       31,704
      Global Technology Fund              80,217      131,009      204,388
      International Growth Fund            6,884       10,376       17,713

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. Certain officers and directors of the Funds are also officers and directors of SDC.


                    Brokerage Allocation and Other Practices

Brokerage Transactions


Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                                     Total Brokerage
                                                    Commissions Paid
                                                    ----------------
      Fund                                 2002           2001           2000
      ----                                 ----           ----           ----
      Emerging Markets Fund             $  546,899     $  288,243     $  550,724
      Global Growth Fund                   607,135      1,245,410        871,015
      Global Smaller Companies Fund        854,898        905,044        997,278
      Global Technology Fund             5,854,004      4,554,238      5,715,933
      International Growth Fund            372,658        560,197        872,636


Commissions


For the fiscal years ended October 31, 2002, 2001 and 2000, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, HIML, or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to a Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage


During the Funds' fiscal year ended October 31, 2002, neither the Funds, Seligman, nor HIML through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Funds' brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During the Funds' fiscal year ended October 31, 2002, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global

Growth Fund and International Growth Fund. At October 31, 2002, the Global Growth Fund and International Growth Fund held securities of Deutsche Bank, with a value of $203,839 and $208,176, respectively.

                       Capital Stock and Other Securities


Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has four classes, designated Class A common stock, Class B common stock, Class C common stock and Class D common stock. Each of the other Funds has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class I common stock. Each share of a Fund's Class A, Class B, Class C, Class D and Class I common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (Multiclass
Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Funds may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data corp., the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectuses, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                        CDSC
--------------------                                                        ----
Less than 1 year ........................................................    5%
1 year or more but less than 2 years ....................................    4%
2 years or more but less than 3 years ...................................    3%
3 years or more but less than 4 years ...................................    3%
4 years or more but less than 5 years ...................................    2%
5 years or more but less than 6 years ...................................    1%
6 years or more .........................................................    0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D and Class I shares are sold at NAV(2). Using each Class's NAV at October 31, 2002, the maximum offering price of each Fund's shares is as follows:

                                                 Class A
                                                 -------

                                                                    Global
                                          Emerging      Global      Smaller      Global      International
                                          Markets       Growth     Companies   Technology       Growth
                                           Fund          Fund        Fund         Fund           Fund
                                           ----          ----        ----         ----           ----
Net asset value per share .........        $4.34        $5.18        $8.97        $8.38          $8.25
Maximum sales charge (4.75% of
  Offering price) .................         0.22         0.26         0.45         0.42           0.41
                                           -----        -----        -----        -----          -----
Offering price to public ..........        $4.56        $5.44        $9.42        $8.80          $8.66
                                           =====        =====        =====        =====          =====

                                                 Class B
                                                 -------

                                                                    Global
                                          Emerging      Global      Smaller      Global      International
                                          Markets       Growth     Companies   Technology       Growth
                                           Fund          Fund        Fund         Fund           Fund
                                           ----          ----        ----         ----           ----
Net asset value and
  Offering price per share(2) .....        $4.13        $4.86        $8.25        $7.64          $7.63
                                           =====        =====        =====        =====          =====

                                                 Class C
                                                 -------

                                                                    Global
                                          Emerging      Global      Smaller      Global      International
                                          Markets       Growth     Companies   Technology       Growth
                                           Fund          Fund        Fund         Fund           Fund
                                           ----          ----        ----         ----           ----
Net asset value per share .........        $4.13        $4.87        $8.25        $7.64          $7.64
Maximum sales charge (1.00% of
  Offering price(1)) ..............         0.04         0.05         0.08         0.08           0.08
                                           -----        -----        -----        -----          -----
Offering price to public ..........        $4.17        $4.92        $8.33        $7.72          $7.72
                                           =====        =====        =====        =====          =====

                                                 Class D
                                                 -------

                                                                    Global
                                          Emerging      Global      Smaller      Global      International
                                          Markets       Growth     Companies   Technology       Growth
                                           Fund          Fund        Fund         Fund           Fund
                                           ----          ----        ----         ----           ----
Net asset value and
  Offering price per share(2) .....        $4.13        $4.87        $8.25        $7.62          $7.64
                                           =====        =====        =====        =====          =====

                                                 Class I
                                                 -------

                                                                    Global
                                          Emerging      Global      Smaller   International
                                          Markets       Growth     Companies     Growth
                                           Fund          Fund        Fund         Fund
                                           ----          ----        ----         ----
Net asset value and
  Offering price per share ........        $4.37        $5.21        $9.00        $8.32
                                           =====        =====        =====        =====


----------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Each Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Fund expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Fund's dividends or distributions will qualify for the dividends received deduction for corporations.


The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Fund shares. At October 31, 2002, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $22,714,889, $65,545,456, $52,635,063, $582,606,662 and
$28,962,915, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Funds until net capital gains have been realized in excess of the available capital loss carryforwards.


Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.

Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund's common stock.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund whether the foreign taxes paid by such Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Fund.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts, which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.


Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2002, 2001 and 2000, and of Class C shares of the Funds for the fiscal years ended October 31, 2002, 2001 and 2000, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors.

                                                 2002
                                                 ----

                                           Total Sales Charges Paid        Amount of Class A and Class
                                           by Shareholders on Class        C Sales Charges Retained by
      Fund                                   A and Class C Shares               Seligman Advisors
      ----                                   --------------------               -----------------
      Emerging Markets Fund                      $   15,493                          $  1,246
      Global Growth Fund                             24,547                             2,328

                                                 2002
                                                 ----

                                           Total Sales Charges Paid        Amount of Class A and Class
                                           by Shareholders on Class        C Sales Charges Retained by
      Fund                                   A and Class C Shares               Seligman Advisors
      ----                                   --------------------               -----------------
      Global Smaller Companies Fund                  49,187                             4,861
      Global Technology Fund                        262,054                            26,015
      International Growth Fund                      27,317                             2,696


                                                 2001
                                                 ----

                                           Total Sales Charges Paid        Amount of Class A and Class
                                           by Shareholders on Class        C Sales Charges Retained by
      Fund                                   A and Class C Shares               Seligman Advisors
      ----                                   --------------------               -----------------
      Emerging Markets Fund                      $   22,336                          $  1,454
      Global Growth Fund                            179,462                            18,171
      Global Smaller Companies Fund                 205,597                            26,027
      Global Technology Fund                        809,799                            78,190
      International Growth Fund                      25,929                             2,179

                                                 2000
                                                 ----

                                           Total Sales Charges Paid        Amount of Class A and Class
                                           by Shareholders on Class        C Sales Charges Retained by
      Fund                                   A and Class C Shares               Seligman Advisors
      ----                                   --------------------               -----------------
      Emerging Markets Fund                      $   54,136                          $  4,800
      Global Growth Fund                            357,127                            29,114
      Global Smaller Companies Fund                 225,833                            24,061
      Global Technology Fund                      6,341,852                           581,079
      International Growth Fund                     180,693                            17,374

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended October 31, 2002:

                                                         Compensation on
                                Net Underwriting         Redemptions and
                                  Discounts and            Repurchases
                              Commissions (Class A      (CDSC on Class A,
                                and Class C Sales      Class C and Class D        Brokerage           Other
Fund                            Charges Retained)        Shares Retained)        Commissions    Compensation(1)(2)
----                            -----------------        ----------------        -----------    ------------------
Emerging Markets Fund               $ 1,246                  $ 9,374                $-0-             $ 1,300
Global Growth Fund                    2,328                    7,953                 -0-               4,759
Global Smaller Companies
Fund                                  4,861                   33,929                 -0-               4,047
Global Technology Fund               26,015                   32,743                 -0-              30,518
International Growth Fund             2,696                    9,662                 -0-                 333

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plans." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2002 are reflected in the table.

(2) During the fiscal year ended October 31, 2002, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period May 28, 1996 (inception) through October 31, 2002 for the Class A shares of the Emerging Markets Fund were 0.70%, (10.86)% and (8.16)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period November 1, 1995 (inception) through October 31, 2002 for the Class A shares of the Global Growth Fund were (29.04)%, (5.30)% and (0.27)%, respectively. The average annual total returns for the one- , five- and ten-year periods ended October 31, 2002 for the Class A shares of the Global Smaller Companies Fund were (23.27)%, (8.97)% and 4.80%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period May 23, 1994 (inception) through October 31, 2002 for the Class A shares of the Global Technology Fund were (29.28)%, (2.43)% and 8.69%, respectively. The average annual total returns for the one- , five- and ten-year periods ended October 31, 2002 for the Class A shares of the International Growth Fund were (20.67)%, (12.57)% and (0.90)%, respectively. The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in

Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).


Class B


The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period from May 28, 1996 (inception) to October 31, 2002 for the Class B shares of the Emerging Markets Fund were (0.44)%, (11.05)% and (8.16)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2002 and for the period from April 22, 1996 (inception) to October 31, 2002 for the Class B shares of the Global Growth Fund were (29.62)%, (5.30)% and (2.11)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2002 and for the period from April 22, 1996 (inception) to October 31, 2002 for the Class B shares of the Global Smaller Companies Fund were (23.98)%, (9.10)% and (5.49)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2002 and for the period from April 22, 1996 (inception) to October 31, 2002 for the Class B shares of the Global Technology Fund were (30.01)%, (2.44)% and 2.14%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2002 and for the period from April 22, 1996 (inception) to October 31, 2002 for the Class B shares of the International Growth Fund were (21.55)%, (12.65)% and (8.94)%, respectively. The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception for each Fund's Class B shares, the entire amounts were redeemed, subtracting the applicable CDSC.


Class C


The average annual total returns for the one-year period ended October 31, 2002 and for the period from May 27, 1999 (inception) to October 31, 2002 for the Class C shares of the Emerging Markets Fund were 2.52% and (11.16)%, respectively. The average annual total returns for the one-year period ended October 31, 2002 and for the period from May 27, 1999 (inception) to October 31, 2002 for the Class C shares of the Global Growth Fund were (27.39)% and (13.72)%, respectively. The average annual total returns for the one-year period ended October 31, 2002 and for the period from May 27, 1999 (inception) to October 31, 2002 for the Class C shares of the Global Smaller Companies Fund were (21.62)% and (11.80)%, respectively. The average annual total returns for the one-year period ended October 31, 2002 and for the period from May 27, 1999 (inception) to October 31, 2002 for the Class C shares of the Global Technology Fund were (27.76)% and (11.54)%, respectively. The average annual total returns for the one-year period ended October 31, 2002 and for the period from May 27, 1999 (inception) to October 31, 2002 for the Class C shares of the International Growth Fund were (18.93)% and (20.88)%, respectively. The average annual total returns for each Fund's Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year periods and the periods since inception of each Fund's Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.


Class D


The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period from May 28, 1996 (inception) through October 31, 2002 for the Class D shares of the Emerging Markets Fund were 3.56%, (10.69)% and (8.16)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2002 and the period from November 1, 1995 (inception) through October 31, 2002 for the Class D shares of the Global Growth Fund were (26.62)%, (5.00)% and (0.26)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period from May 3, 1993 (inception) through October 31, 2002 for Class D shares of the Global Smaller Companies Fund were (20.86)%, (8.79)% and 2.86%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period from May 23, 1994 (inception) through October 31, 2002 for the Class D shares of the Global Technology Fund were (27.11)%, (2.25)% and 8.45%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2002 and for the period from September 21, 1993 (inception) through October 31, 2002 for the Class D shares of the International Growth Fund were (18.14)%, (12.32)%, and (3.87)%, respectively. The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of a Fund's Class D shares, the entire amounts were redeemed, subtracting the 1% CDSC.


Class I


The total returns for each Funds' Class I shares for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2002 were:
Emerging Markets Fund - (3.10)%, Global Growth Fund - (30.25)%; Global Smaller Companies Fund - (22.81)%; and International Growth Fund - (17.87)%, respectively. The total returns for each Fund's Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception of each Fund's Class I shares, the entire amounts were redeemed.

The tables below illustrates the cumulative total return and dollar value of a $1,000 investment in each of the Fund's Class A, Class B, Class C, Class D and Class I shares from the commencement of operations through October 31, 2002, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSCs.

                                     Class A
                                     -------

                                  Total Return through          Value of
          Fund                       10/31/02 (1)(2)      Initial Investment (3)
          ----                       ---------------      ----------------------

Emerging Markets Fund                    (42.13)%                $  579
Global Growth Fund                        (1.89)                    981
Global Smaller Companies Fund             59.85                   1,598
Global Technology Fund                   102.20                   2,022
International Growth Fund                 (8.63)                    914

                                     Class B
                                     -------

                                  Total Return through          Value of
          Fund                       10/31/02 (1)(2)      Initial Investment (3)
          ----                       ---------------      ----------------------

Emerging Markets Fund                    (42.16)%                $  578
Global Growth Fund                       (12.98)                    870
Global Smaller Companies Fund            (30.84)                    692
Global Technology Fund                    14.83                   1,148
International Growth Fund                (45.73)                    543

                                     Class C
                                     -------

                                  Total Return through          Value of
          Fund                       10/31/02 (1)(2)      Initial Investment (3)
          ----                       ---------------      ----------------------

Emerging Markets Fund                    (33.39)%                $  666
Global Growth Fund                       (39.76)                    602
Global Smaller Companies Fund            (35.02)                    650
Global Technology Fund                   (34.35)                    656
International Growth Fund                (55.26)                    447

                                     Class D
                                     -------

                                  Total Return through          Value of
          Fund                       10/31/02 (1)(2)      Initial Investment (3)
          ----                       ---------------      ----------------------

Emerging Markets Fund                    (42.16)%                $  578
Global Growth Fund                        (1.81)                    982
Global Smaller Companies Fund             30.76                   1,308
Global Technology Fund                    98.47                   1,985
International Growth Fund                (30.19)                    698

                                     Class E
                                     -------

                                  Total Return through          Value of
          Fund                       10/31/02 (1)(2)      Initial Investment (3)
          ----                       ---------------      ----------------------

Emerging Markets Fund                     (3.10)%                $  969
Global Growth Fund                       (30.25)                    697
Global Smaller Companies Fund            (22.81)                    772
International Growth Fund                (17.87)                    821


(1)   From commencement of operations on:

      Fund                           Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class I Shares
      ----                           --------------  --------------  --------------  --------------  --------------
      Emerging Markets Fund              5/28/96         5/28/96         5/27/99         5/28/96         11/30/01
      Global Growth Fund                 11/1/95         4/22/96         5/27/99         11/1/95         11/30/01
      Global Smaller Companies Fund      9/9/92          4/22/96         5/27/99         5/3/93          11/30/01
      Global Technology Fund             5/23/94         4/22/96         5/27/99         5/23/94         Class I shares not offered.
      International Growth Fund          4/7/92          4/22/96         5/27/99         9/21/93         11/30/01

(2) "Total Return" for each Class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Growth Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fees effective on that date, which fees, if reflected would reduce the performance quoted.

(3) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares. Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, Promotional Material) to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class B, Class C, Class D and Class I shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements


The Annual Report to shareholders for the fiscal year ended October 31, 2002 contains a schedule of the investments of each of the Funds as of October 31, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.


Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal are in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989


o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.


o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.


o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.


....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C. OTHER INFORMATION

Item 23.    Exhibits.


      All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.


(a) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(a)(1) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(a)(2) Articles of Amendment and Restatement of Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on March 1, 1999.)

(b) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)


(b)(1)      *Amended By-laws of the Registrant.


(c) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman International Growth Fund (formerly, Seligman Henderson International Fund). (Incorporated by reference to Exhibit 4 of Registrant's Post-Effective Amendment No. 6 filed on April 23, 1993 and Registrant's Post-Effective Amendment No. 8 filed on September 21, 1993.) Specimen Stock Certificate for Class B Shares with respect to Seligman International Growth Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(1) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Smaller Companies Fund (formerly, Seligman Henderson Global Smaller Companies Fund, and also formerly, Seligman Henderson Global Emerging Companies Fund). (Incorporated by reference to Exhibit 4a to Registrant's Post-Effective Amendment No. 10 filed on August 10, 1992.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Smaller Companies Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(2) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Technology Fund (formerly, Seligman Henderson Global Technology Fund). (Incorporated by reference to
            Exhibit 4b of Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Technology Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(3) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Growth Fund (formerly, Seligman Henderson Global Growth Opportunities Fund). (Incorporated by reference to Registrant's Form SE filed on October 30, 1995.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Growth Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(4) Specimen Stock Certificates for Class A, Class B and Class D Shares with respect to Seligman Emerging Markets Fund (formerly, Seligman Henderson Emerging Markets Growth Fund). (Incorporated by reference to Registrant's Form SE, filed on May 15, 1996.)

(c)(5) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-laws. (Incorporated by reference to Exhibits 1 and 2, respectively, to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(d)         Revised Management Agreement between the Registrant and J. & W.
            Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.)

(d)(1) Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on February 26, 1998.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between the Registrant and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 6 of Registrant's Post-Effective Amendment No. 17, filed on October 27, 1995.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanely Dean Witter & Co (formerly, Dean Witter Reynolds, Inc.). (Incorporated by reference to Exhibit 6b of the Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co (formerly Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566), filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc (formerly, Smith Barney Inc). (Incorporated by reference to Exhibit 6d of the Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)


(e)(7) *Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers.


(f)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
            (Incorporated by reference to Exhibit 7 of the Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 2-92487) filed on January 29, 1997.)

(f)(1) Amended Deferred Compensation Plan for Directors. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on March 1, 1999.)

(f)(2) Deferred Compensation Plan for Directors. (Incorporated by reference to the Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 2-92487) filed on January 29, 1997.)

(g) Custody Agreement, dated May 1, 1996, between Registrant and Chase Manhattan Bank. (Incorporated by reference to Exhibit 8 of Registrant's Post-Effective Amendment No. 22 filed on November 20, 1996.)

(h) Recordkeeping Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(i) Opinion and Consent of Counsel in respect of Class I shares for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(i)(1) Opinion and Consent of Counsel on behalf of each of the Fund's Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(i)(2) Opinion and Consent of Counsel on behalf of Registrant's Seligman International Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(i)(3) Opinion and Consent of Counsel on behalf of Registrant's Seligman Emerging Markets Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on May 20, 1996.)

(i)(4) Opinion and Consent of Counsel on behalf of Registrant's Seligman Global Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on October 27, 1995.)

(i)(5) Opinion and Consent of Counsel on behalf of Registrant's Seligman Global Technology Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed March 1, 1999.)

(j)         *Consent of Independent Auditors.

(k)         Not applicable.

(l) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(l)(1) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on May 28, 1999.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A and Class D shares between Registrant's Seligman International Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman International Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13a of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(3) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant's Seligman Global Smaller Companies Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman Global Smaller Companies Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13b of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(4) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A and Class D shares between Registrant's Seligman Global Technology Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman Global Technology Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13c of Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(l)(5) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman Global Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13d of Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(l)(6) Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, Class B and Class D shares between Registrant's Seligman Emerging Markets Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on May 20, 1996.)

(m) Form of Amended Administration, Shareholder Services and Distribution Plans for each of Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund (the Funds), and Form of Amended Administration, Shareholder Services and Distribution Agreements for each of the Funds. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(1) *Amended Administration, Shareholder Services and Distribution Plan of the Registrant.


(n) Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(n)(1) Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p) Code of Ethics. (Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on February 28, 2000.)


(p)(1)      *Amended Code of Ethics of the Registrant.

(Other Exhibits)  *(a)  Power of Attorney for Paul C. Gudione.

                   (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

                   (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on February 26, 1998.)


Item 24.    Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Articles TWELFTH and THIRTEENTH of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 23 to its Registration Statement.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to twenty-two other associated investment companies. They are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

            Henderson Investment Management Limited (HIML), served as subadviser to the Registrant's Seligman Global Smaller Companies Fund and to the Global Smaller Companies Portfolio of Seligman Portfolios, Inc. from March 31, 2000 to December 31, 2002. HIML also served as subadviser to each of the other Seligman Global Funds of the Registrant and to the Seligman Global Portfolios of Seligman Portfolios, Inc. from July 1, 1998 to March 31, 2000.

            Seligman has an investment advisory service division, which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the investment manager, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798) filed on March 28, 2002.


Item 27.    Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                    (2)                                    (3)
         Name and Principal                   Positions and Offices                  Positions and Offices
         Business Address                     with Underwriter                       with Registrant
         ----------------                     ----------------                       ---------------
         William C. Morris*                   Director                               Chairman of the Board
         Brian T. Zino*                       Director                               President, Director and Chief
                                                                                     Executive Officer
         Ronald T. Schroeder*                 Director                               None
         Thomas G. Moles*                     Director                               Vice President
         David F. Stein*                      Director                               None
         Stephen J. Hodgdon*                  President and Director                 None
         Charles W. Kadlec*                   Managing Director, Chief Investment    None
                                              Strategist
         Thomas G. Rose*                      Senior Vice President, Finance         Vice President
         Edward F. Lynch*                     Senior Vice President, National        None
                                              Sales Director
         James R. Besher*                     Senior Vice President, Divisional      None
                                              Sales Director
         Gerald I. Cetrulo, III*              Senior Vice President, Investment      None
                                              Products
         Arthur A. Condron*                   Senior Vice President, Offshore        None
                                              Sales & Administration
         Matthew A. Digan*                    Senior Vice President, Domestic        None
                                              Funds
         Jonathan G. Evans*                   Senior Vice President, Sales           None
         T. Wayne Knowles*                    Senior Vice President, Divisional      None
                                              Sales Director
         Joseph Lam                           Senior Vice President, Regional        None
         Seligman International Inc.          Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong

                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                    (2)                                    (3)
         Name and Principal                   Positions and Offices                  Positions and Offices
         Business Address                     with Underwriter                       with Registrant
         ----------------                     ----------------                       ---------------
         Michelle McCann-Rappa*               Senior Vice President, Retirement      None
                                              Plans
         Ronald W. Pond*                      Senior Vice President, Managed         None
                                              Money and Alternative Products
         J. Jeffery Rold*                     Senior Vice President, Divisional      None
                                              Sales Director
         Richard M. Potocki*                  Managing Director, Sales and Global    None
                                              Financial Services
         Fernando Sanchez Alcazar             Senior Vice President, Regional        None
         Seligman International, Inc.         Director, Latin America
         Av. Alicia M. de Justo 1148
         Fourth Floor #407B
         C1107AAX Buenos Aires, Argentina
         Bruce M. Tuckey*                     Senior Vice President, Sales           None
         Andrew S. Veasey*                    Senior Vice President, Sales           None
         Mason S. Flinn*                      Senior Vice President, Regional        None
                                              Retirement Plans Manager
         Anna Brogan*                         Vice President, Regional Retirement    None
                                              Plans Manager
         Mark Burlingham*                     Vice President Regional Retirement     None
                                              Plans Manager
         Peter Campagna*                      Vice President, Portfolio Specialist   None
         Jeffrey S. Dean*                     Vice President, Business Development   None
         Kenneth J. Dougherty*                Vice President, Consulting Services    None
         April Ferrell*                       Vice President, National Accounts      None
                                              Manager
         Tracy A. Goldenberg*                 Vice President, Regional Retirement    None
                                              Plans Manager
         Tim Kelly*                           Vice President, Manager, Internal      None
                                              Sales
         John Korn*                           Vice President, Marketing Specialist   None
         David W. Mountford*                  Vice President, Regional Retirement    None
                                              Plans Manager
         Craig S. Prichard*                   Vice President, Consulting             None
                                              Services
         Paula Smith*                         Vice President, Product Manager 529    None
         Gary A. Terpening*                   Vice President, Director of Business   None
                                              Development
         Robert Thompson*                     Vice President, Regional Retirement    None
                                              Plans Manager
         Joseph Williams*                     Vice President, Consulting             None
                                              Services
         William DeSanto*                     Vice President, Portfolio Advisory,    None
                                              Managed Money
         Kevin M. Casey                       Vice President, Regional Sales         None
         15 Woodmere Drive
         Fort Salonga, NY  11768
         Edward S. Finocchiaro                Vice President, Regional Sales         None
         120 Screenhouse Lane
         Duxbury, MA  02332

                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                    (2)                                    (3)
         Name and Principal                   Positions and Offices                  Positions and Offices
         Business Address                     with Underwriter                       with Registrant
         ----------------                     ----------------                       ---------------
         Brett M. Frum                        Vice President, Regional Sales         None
         1681 Lago Mar Drive
         Dayton, OH  45458
         Carla A. Goehring                    Vice President, Regional Sales         None
         11426 Long Pine Drive
         Houston, TX  77077
         Bill Lehew                           Vice President, Regional Sales         None
         9900 Lampkin Park Drive
         Charlotte, NC  28269
         Mike Loftus                          Vice President, Regional Sales         None
         1625 Larimer, Unit 1002
         Denver, CO  80202
         Judith L. Lyon                       Vice President, Regional Sales         None
         7105 Harbour Landing
         Alpharetta, GA  30005
         Sean Maher                           Vice President, Regional Sales         None
         471 Cornwall Court
         Severna Park, MD  21146
         Leslie A. Mudd                       Vice President, Regional Sales         None
         9234 N. 115th Street
         Scottsdale, AZ  85259
         Thomas P. Parnell                    Vice President, Regional Sales         None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Michael "Mick" Schell                Vice President, Regional Sales         None
         4088 Longfellow Lane
         Hudson, OH  44236
         James C. Taylor                      Vice President, Regional Sales         None
         1211 Bonnema Court
         Naperville, IL  60565
         Frank J. Nasta*                      Secretary                              Secretary
         Sandra G. Floris*                    Assistant Vice President, Order Desk   None
         Keith R. Landry*                     Assistant Vice President, Order Desk   None
         Albert A. Pisano*                    Vice President and Compliance          None
                                              Officer

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)         Not applicable.


Item 28. Location of Accounts and Records. The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules 17 CFR 270.31(a)-1 to 31(a)-3 promulgated thereunder, are maintained by J. & W. Seligman & Co. Incorporated, located at 100 Park Avenue, New York, NY 10017 and at the following locations: (1) Custodian for the
            Funds: Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201; (2) Recordkeeping Agent for the Funds: State Street Bank andTrust Company, 801 Pennsylvania, Kansas City, Missouri 64105; and
            (3) Transfer Agent, Redemption and Other Shareholder Account Services for the Funds: Seligman Data Corp., 100 Park Avenue, New York, NY 10017.


Item 29.    Management Services. Not Applicable.

Item 30. Undertakings. Registrant undertakes: (1) to furnish a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge, to every person to whom a prospectus is delivered, and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by
            Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 33 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 33 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2003.


                                        SELIGMAN GLOBAL FUND SERIES, INC.


                                        By: /s/ Brian T. Zino
                                           -------------------------------------
                                                Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 to its Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2003.


       Signature                                        Title
       ---------                                        -----


/s/ Brian T. Zino                       President, Director and Chief Executive
-----------------------------           Officer (Principal Executive Officer)
Brian T. Zino


/s/ William C. Morris                   Chairman of the Board and Director
-----------------------------
William C. Morris


/s/ Lawrence P. Vogel                   Treasurer (Principal Financial and
-----------------------------           and Accounting Officer)
Lawrence P. Vogel


John R. Galvin, Director            )
Paul C. Guidone, Director           )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )   /s/ Brian T. Zino
Betsy S. Michel, Director           )   ----------------------------------------
Leroy C. Richie, Director           )       Brian T. Zino, Attorney-in-Fact
James Q. Riordan, Director          )
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                        SELIGMAN GLOBAL FUND SERIES, INC.
                     Post-Effective Amendment No. 33 to the
                       Registration Statement on Form N-1A


                                  EXHIBIT INDEX

Form N-1A Item No.         Description
------------------         -----------


Item 23(b)(1)              Amended By-laws of the Registrant.

Item 23(e)(7) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers.

Item 23(j)                 Consent of Independent Auditors.

Item 23(m)(1) Amended Administration, Shareholder Services and Distribution Plan of the Registrant.

Item 23(p)(1)              Amended Code of Ethics of the Registrant.

(Other Exhibits)           Power of Attorney for Paul C. Guidone.